              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
                                    Depositor

           Adjustable Rate Mortgage-Backed Pass-Through Certificates,
                                  Series 2004-5

                          $[1,038,137,000](Approximate)
             Expected Investor Settlement Date: December [30], 2004

                            TERM SHEET ~ Version 1.0
                                December 9, 2004

                           DLJ Mortgage Capital, Inc.
                                     Seller

                             Wells Fargo Bank, N.A.
       Master Servicer, Trust Administrator, Servicer and Back-up Servicer

                           Wilshire Credit Corporation
                                Special Servicer

                                HSBC Bank USA, NA
                                     Trustee

                         Credit Suisse First Boston LLC
                                   Underwriter

CREDIT SUISSE                                                   December 9, 2004
FIRST BOSTON                                                      (212) 538-3831
                      Adjustable Rate Mortgage Trust 2004-5
                                   TERM SHEET

                STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES,
                   PRICING EST1IMATES, AND OTHER INFORMATION

The  information  contained  in the  attached  materials  is  referred to as the
"Information".

The Information has been provided by Credit Suisse First Boston LLC. Neither the
Issuer of the Certificates,  the Depositor,  nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein. The
Information  contained  herein  is  preliminary  and will be  superseded  by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information  addresses only certain aspects of the applicable  Certificates'
characteristics  and thus does not provide a complete  assessment.  As such, the
Information may not reflect the impact of all structural  characteristics of the
Certificates.  The assumptions  underlying the Information,  including structure
and  collateral,   may  be  modified  from  time  to  time  to  reflect  changed circumstances.

Although a registration  statement  (including the  prospectus)  relating to the
Certificates  discussed in this communication has been filed with the Securities and  Exchange  Commission  and is  effective,  the final  prospectus  supplement relating to the Certificates  discussed in this communication has not been filed with the Securities and Exchange Commission.

This communication  shall not constitute an offer to sell or the solicitation of an  offer  to buy nor  shall  there  be any  offer  or sale of the  Certificates discussed in this  communication in any state in which such offer,  solicitation or sale would be  unlawful  prior to  registration  or  qualification  under the securities  laws of any such state.  Prospective  purchasers are referred to the
final  prospectus  and  prospectus   supplement  relating  to  the  Certificates
discussed  in  this  communication  for  definitive  Information  on any  matter discussed in this communication.

Any investment  decision  should be based only on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the  Information.  Offering  Documents  contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final  prospectus  and  prospectus  supplement may be obtained by contacting the
Credit Suisse First Boston LLC trading desk at (212) 538-3831.

The  analyses,   calculations,  and  valuations  herein  are  based  on  certain assumptions  and data  provided by third  parties which may vary from the actual
characteristics   of  the  pool.   Credit  Suisse  First  Boston  LLC  makes  no
representation  that such  analyses or  calculations  are  accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the  information  contained in or filed in connection  with the  prospectus /
prospectus supplement.

                                                                               1

CREDIT SUISSE                                                   December 9, 2004
FIRST BOSTON                                                      (212) 538-3831
                      Adjustable Rate Mortgage Trust 2004-5
                                   TERM SHEET

Adjustable Rate Mortgage-Backed Pass-Through Certificates, Series 2004-5
Offered Certificates: $[1,038,137,000] (Approximate)

------- --------------- ------------- ------------ ------------- ------------------ -------------- --------- ------- ---------------
            Original                   Avg. Life    Prin. Window                       Pricing     Proj.                 Exp'd
 Class      Balance       Initial      Call/Mat.     Call/Mat.                        Speed and    Net        W.A.   Rating4
            (+/-5%)      Coupon (%)   (Years)1     (Months)2           Type          Assumption    Margin3    MTR     S&P/Moody's
------- --------------- ------------- ------------ ------------- ------------------ -------------- --------- ------- ---------------
 1-A-1   $[81,370,000]  [4.6919]5     [1.91/1.91]   [1-36/1-36]     Sen/WAC/PT         25 CPB      [1.979]%   [35]      AAA/Aaa
 2-A-1   $[157,730,000] [5.0763]6     [2.50/2.50]   [1-59/1-60]     Sen/WAC/PT         25 CPB      [2.020]%   [58]      AAA/Aaa
 3-A-1   $[119,010,000]  [5.0402]7    [2.50/2.84]   [1-59/1-84]     Sen/WAC/PT         25 CPB      [1.786]%   [83]      AAA/Aaa
 4-A-1   $[100,090,000]  [5.3857]8    [2.51/3.10]   [1-59/1-120]    Sen/WAC/PT         25 CPB      [2.005]%  [120]      AAA/Aaa
 5-A-1   $[77,600,000]   [4.8154]9    [1.73/1.73]   [1-35/1-35]     Sen/WAC/PT         25 CPB      [2.122]%   [31]      AAA/Aaa
 6-A-1   $[95,190,000]   [5.2761]10   [2.49/2.49]   [1-59/1-59]     Sen/WAC/PT         25 CPB      [2.068]%   [58]      AAA/Aaa
7-A-1-1  $[92,500,000]    [TBD]11                                                      30 CPR      [3.090]%   [32]      AAA/Aaa
                                      [2.25/2.46]   [1-76/1-167] SuperSen/Floater
7-A-1-2  $[10,200,000]    [TBD]12     [2.25/2.46]   [1-76/1-167] SenSupport/Floater    30 CPR      [3.090]%   [32]      AAA/Aaa
 7-A-2   $[230,150,000]   [TBD]13     [2.26/2.47]   [1-76/1-170]    Sen/Floater        30 CPR      [3.101]%   [31]      AAA/Aaa
   AR        $[50]       [4.6919]14      [TBD]         [TBD]       Sen/Residual         [NA]         [NA]    [TBD]       AAA/NR
  AR-L       $[50]       [4.6919]14      [TBD]         [TBD]       Sen/Residual         [NA]         [NA]    [TBD]       AAA/NR
------- --------------- ------------- ------------ ------------- ------------------ -------------- --------- ------- ---------------

Information  is  preliminary  and  subject to final  collateral,  rating  agency approval and legal review. The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties,  which may vary from the actual  characteristics  of the final  collateral.  Credit Suisse First
Boston  LLC makes no  representation  that such  analyses  or  calculations  are accurate or that such valuations represent levels where actual trades may occur.
Investors  should rely on the  information  contained in or filed in  connection with the prospectus/prospectus supplement.

--------------------

1    The weighted average lives with respect to the Class C-B Certificates  will be calculated to 'Call' assuming the 10% optional  termination is exercised and all loans  pay down on their  initial  reset  date;  and to  'Maturity'
     assuming  all loans pay down on their  initial  reset  date;  in both cases assuming  the Pricing  Speed and  Assumptions  stated  above.  The weighted average  lives  with  respect  to  the  Group  7  Certificates  assumes  no application of cross-collateralization from Group 5 and Group 6.

2    The principal  windows with respect to the Class C-B  Certificates  will be calculated to 'Call' assuming the 10% optional termination is exercised and all loans pay down on their initial reset date; and to 'Maturity'  assuming all loans pay down on their initial reset date; in both cases  assuming the
     Pricing  Speed and  Assumptions  stated above.  The  principal  window with
     respect   to  the  Group  7   Certificates   assumes  no   application   of
     cross-collateralization from Group 5 and Group 6.

3    Based on weighted average  information on the assumed  collateral as of the
     Cut-off Date.

4    The Group 7 Subordinate  Certificates and the Class C-B Certificates  (each as defined  herein,  and other than the Class  C-B-6  Certificates)  may be rated by one or more rating agencies.

5    The initial  pass-through rate on the Class 7-M-1  Certificates is expected to be approximately  [TBD]% per annum.  After the first  distribution date, the per annum  pass-through rate on the Class 7-M-1 Certificates will equal the least of (i) the sum of one-month LIBOR for that distribution date plus
     [TBD]%,  (ii)  the  related  group 7 net  funds  cap,  and  (iii)  [11.00]%
     (ACT/360,  0 day delay).  After the optional termination date for the group
     7A and group 7B  mortgage  loans the Class  7-M-1  certificate  margin will increase to [TBD]%.

6    The initial  pass-through rate on the Class 7-M-2  Certificates is expected to be approximately  [TBD]% per annum.  After the first  distribution date, the per annum  pass-through rate on the Class 7-M-2 Certificates will equal the least of (i) the sum of one-month LIBOR for that distribution date plus
     [TBD]%,  (ii)  the  related  group 7 net  funds  cap,  and  (iii)  [11.00]%
     (ACT/360,  0 day delay).  After the optional termination date for the group
     7A and group 7B  mortgage  loans the Class  7-M-2  certificate  margin will increase to [TBD]%.

7    The initial  pass-through rate on the Class 7-M-3  Certificates is expected to be approximately  [TBD]% per annum.  After the first  distribution date, the per annum  pass-through rate on the Class 7-M-3 Certificates will equal the least of (i) the sum of one-month LIBOR for that distribution date plus
     [TBD]%,  (ii)  the  related  group 7 net  funds  cap,  and  (iii)  [11.00]%
     (ACT/360,  0 day delay).  After the optional termination date for the group
     7A and group 7B  mortgage  loans the Class  7-M-3  certificate  margin will increase to [TBD]%.

8    The initial  pass-through rate on the Class 7-M-4  Certificates is expected to be approximately  [TBD]% per annum.  After the first  distribution date, the per annum  pass-through rate on the Class 7-M-4 Certificates will equal the least of (i) the sum of one-month LIBOR for that distribution date plus
     [TBD]%,  (ii)  the  related  group 7 net  funds  cap,  and  (iii)  [11.00]%
     (ACT/360,  0 day delay).  After the optional termination date for the group
     7A and group 7B  mortgage  loans the Class  7-M-4  certificate  margin will increase to [TBD]%.

9    The initial  pass-through rate on the Class C-B Certificates is expected to be approximately  [TBD]% per annum.  After the first distribution date, the per annum  pass-through  rate on the Class C-B Certificates  will equal the weighted  average of the net interest  rates on the group 1, group 2, group
     3, group 4, group 5 and group 6 mortgage  loans (less [0.02]% for the group
     5 and group 6 mortgage  loans),  as  further  described  in the  prospectus supplement (30/360 accrual basis, 24 day delay).

10   The Class P  Certificates  will receive  prepayment  penalty  premiums from certain mortgage loans. The Class P Certificates are not offered hereby.

                                                                               2

CREDIT SUISSE                                                   December 9, 2004
FIRST BOSTON                                                      (212) 538-3831
                      Adjustable Rate Mortgage Trust 2004-5
                                   TERM SHEET

           Adjustable Rate Mortgage-Backed Pass-Through Certificates,
                                 Series 2004-5
                          Offered Certificates (cont.)

----- -------------- ---------- ------------- ---------------- ------------- -------------- ----------- -------- -------------------
Class    Original      Initial    Avg. Life    Prin. Window         Type        Pricing     Proj. Net    W.A.          Exp'd
          Balance    Coupon (%)   Call/Mat.      Call/Mat.                     Speed and    Margin3       MTR         Rating10
          (+/-5%)               (Years)1      (Months)2                       Assumption                            S&P/Moody's
----- -------------- ---------- ------------- ---------------- ------------- -------------- ----------- -------- -------------------
7-M-1  $[23,110,000] [TBD]5      [4.39/4.73]  [38-76/38-122]    Sub/Floater     30 CPR       [3.098]%    [32]        [AA]/[Aa2]
7-M-2  $[7,770,000]  [TBD]6      [4.33/4.43]   [37-76/37-93]    Sub/Floater     30 CPR       [3.098]%    [32]         [A]/[A2]
7-M-3  $[4,250,000]  [TBD]7      [3.95/3.95]   [37-71/37-71]    Sub/Floater     30 CPR       [3.098]%    [32]       [BBB+]/[Baa1]
7-M-4  $[1,858,812]  [TBD]8      [3.18/3.18]   [37-46/37-46]    Sub/Floater     30 CPR       [3.098]%    [32]       [BBB-]/[Baa3]
C-B-1  $[27,132,000] [5.0670]19  [3.91/4.28]   [1-59/1-120]      Sub/WAC/PT     25 CPB        [TBD]%     [TBD]         [TBD]
C-B-2  $[6,785,000]   [5.0670]9  [3.91/4.28]   [1-59/1-120]      Sub/WAC/PT     25 CPB        [TBD]%     [TBD]         [TBD]
C-B-3  $[3,392,000]   [5.0670]9  [3.91/4.28]   [1-59/1-120]      Sub/WAC/PT     25 CPB        [TBD]%     [TBD]         [TBD]
----- -------------- ---------- ------------- ---------------- ------------- -------------- ----------- -------- -------------------

                            Non-Offered Certificates

----- -------------- ---------- ------------- ---------------- ------------- ------------- ------------ --------- ---------------
Class    Original      Initial    Avg. Life    Prin. Window         Type       Pricing      Proj. Net     W.A.        Exp'd
          Balance    Coupon (%)   Call/Mat.      Call/Mat.                    Speed and      Margin3      MTR        Rating4
          (+/-5%)                 (Years)1       (Months)2                    Assumption                           S&P/Moody's
----- -------------- ---------- ------------- ---------------- ------------- ------------- ------------ --------- ---------------
C-B-4     $[TBD]       [TBD]9       [TBD]          [TBD]         Sub/WAC/PT     25 CPB       [TBD]%      [TBD]        [TBD]
C-B-5     $[TBD]       [TBD]9       [TBD]          [TBD]         Sub/WAC/PT     25 CPB       [TBD]%      [TBD]        [TBD]
C-B-6     $[TBD]       [TBD]9       [TBD]          [TBD]         Sub/WAC/PT     25 CPB       [TBD]%      [TBD]        NR/NR
 7-X       $[0]          N/A         N/A            N/A           Residual       N/A           N/A        N/A         NR/NR
  P       $[0]10         N/A         N/A            N/A           Residual       N/A           N/A        N/A         NR/NR
----- -------------- ---------- ------------- ---------------- ------------- ------------- ------------ --------- ---------------

--------------------

1    The weighted average lives with respect to the Class C-B Certificates  will be calculated to 'Call' assuming the 10% optional  termination is exercised and all loans  pay down on their  initial  reset  date;  and to  'Maturity'
     assuming  all loans pay down on their  initial  reset  date;  in both cases assuming  the Pricing  Speed and  Assumptions  stated  above.  The weighted average  lives  with  respect  to  the  Group  7  Certificates  assumes  no application of cross-collateralization from Group 5 and Group 6.

2    The principal  windows with respect to the Class C-B  Certificates  will be calculated to 'Call' assuming the 10% optional termination is exercised and all loans pay down on their initial reset date; and to 'Maturity'  assuming all loans pay down on their initial reset date; in both cases  assuming the
     Pricing  Speed and  Assumptions  stated above.  The  principal  window with
     respect   to  the  Group  7   Certificates   assumes  no   application   of
     cross-collateralization from Group 5 and Group 6.

3    Based on weighted average  information on the assumed  collateral as of the
     Cut-off Date.

4    The Group 7 Subordinate  Certificates and the Class C-B Certificates  (each as defined  herein,  and other than the Class  C-B-6  Certificates)  may be rated by one or more rating agencies.

5    The initial  pass-through rate on the Class 7-M-1  Certificates is expected to be approximately  [TBD]% per annum.  After the first  distribution date, the per annum  pass-through rate on the Class 7-M-1 Certificates will equal the least of (i) the sum of one-month LIBOR for that distribution date plus
     [TBD]%,  (ii)  the  related  group 7 net  funds  cap,  and  (iii)  [11.00]%
     (ACT/360,  0 day delay).  After the optional termination date for the group
     7A and group 7B  mortgage  loans the Class  7-M-1  certificate  margin will increase to [TBD]%.

6    The initial  pass-through rate on the Class 7-M-2  Certificates is expected to be approximately  [TBD]% per annum.  After the first  distribution date, the per annum  pass-through rate on the Class 7-M-2 Certificates will equal the least of (i) the sum of one-month LIBOR for that distribution date plus
     [TBD]%,  (ii)  the  related  group 7 net  funds  cap,  and  (iii)  [11.00]%
     (ACT/360,  0 day delay).  After the optional termination date for the group
     7A and group 7B  mortgage  loans the Class  7-M-2  certificate  margin will increase to [TBD]%.

7    The initial  pass-through rate on the Class 7-M-3  Certificates is expected to be approximately  [TBD]% per annum.  After the first  distribution date, the per annum  pass-through rate on the Class 7-M-3 Certificates will equal the least of (i) the sum of one-month LIBOR for that distribution date plus
     [TBD]%,  (ii)  the  related  group 7 net  funds  cap,  and  (iii)  [11.00]%
     (ACT/360,  0 day delay).  After the optional termination date for the group
     7A and group 7B  mortgage  loans the Class  7-M-3  certificate  margin will increase to [TBD]%.

8    The initial  pass-through rate on the Class 7-M-4  Certificates is expected to be approximately  [TBD]% per annum.  After the first  distribution date, the per annum  pass-through rate on the Class 7-M-4 Certificates will equal the least of (i) the sum of one-month LIBOR for that distribution date plus
     [TBD]%,  (ii)  the  related  group 7 net  funds  cap,  and  (iii)  [11.00]%
     (ACT/360,  0 day delay).  After the optional termination date for the group
     7A and group 7B  mortgage  loans the Class  7-M-4  certificate  margin will increase to [TBD]%.

9    The initial  pass-through rate on the Class C-B Certificates is expected to be approximately  [TBD]% per annum.  After the first distribution date, the per annum  pass-through  rate on the Class C-B Certificates  will equal the weighted  average of the net interest  rates on the group 1, group 2, group
     3, group 4, group 5 and group 6 mortgage  loans (less [0.02]% for the group
     5 and group 6 mortgage  loans),  as  further  described  in the  prospectus supplement (30/360 accrual basis, 24 day delay).

10   The Class P  Certificates  will receive  prepayment  penalty  premiums from certain mortgage loans. The Class P Certificates are not offered hereby.

                                                                               3

CREDIT SUISSE                                                   December 9, 2004
FIRST BOSTON                                                      (212) 538-3831
                      Adjustable Rate Mortgage Trust 2004-5
                                   TERM SHEET

I.  SUMMARY

      Title of series

          Adjustable  Rate  Mortgage-Backed  Pass-Through  Certificates,  Series
          2004-5.

      Depositor

          Credit Suisse First Boston Mortgage Securities Corp.

      Seller

          DLJ Mortgage Capital, Inc..

      Servicers

          National  City  Mortgage  Co.  ("National  City"),   Select  Portfolio
          Servicing,  Inc.  ("SPS")  (see "SPS  servicing  risk"  herein),  GMAC
          Mortgage  Corporation  ("GMAC"),  Countrywide  Home Loans Servicing LP
          ("Countrywide") and Wells Fargo Bank N.A., ("Wells Fargo").

      Back-up Servicer

          Wells Fargo Bank, N.A. (only with respect to the SPS-serviced mortgage loans).

      Special Servicer

          Wilshire Credit Corporation.

      Master Servicer

          Wells Fargo Bank, N.A.

      Trustee

          HSBC Bank USA, NA.

      Trust Administrator

          Wells Fargo Bank, N.A.

      Mortgage pool

          [3,406]  adjustable-rate  mortgage  loans with an aggregate  principal balance of approximately  $[1,048,315,121.16]  as of the cut-off date, secured by first liens on one- to four-family  residential properties.
          Generally,  after the initial fixed rate period, the interest rate and payment for the mortgage loans adjust  semi-annually or annually based on an index plus a margin.  The mortgage pool consists of eight groups of mortgage  loans.  Group 1 is generally  comprised of mortgage loans with an initial fixed rate period of 3 years,  Groups 2 and 6 are each generally  comprised  of  mortgage  loans with an  initial  fixed rate period of 5 years,  Group 3 is generally  comprised of mortgage  loans with an initial  fixed rate  period of 7 years,  Group 4 is  generally comprised  of mortgage  loans with an initial  fixed rate period of 10 years,  Group 5 is  generally  comprised  of  mortgage  loans  with an initial  fixed rate period of 2 or 3 years,  Groups 7A and 7B are each generally  comprised  of  mortgage  loans with an  initial  fixed rate period of six months, 2, 3 or 5 years,

         ----------- ------------------------ ----------------------------------
         Designation Number of Mortgage Loans  Cut-off Date Principal Balance
         ----------- ------------------------ ----------------------------------
         Group 1                [177]                   $[87,497,057.87]
         Group 2                [321]                  $[169,598,746.29]
         Group 3                [264]                  $[127,963,092.37]
         Group 4                [190]                  $[107,623,812.42]
         Group 5                [387]                   $[83,442,513.06]
         Group 6                [501]                  $[102,351,086.34]
         Group 7A               [594]                  $[114,162,105.24]
         Group 7B               [972]                  $[255,676,707.58]
         ----------- ------------------------ ----------------------------------

          Approximately  [79.76]%,   [80.25]%,   [71.62]%,  [80.00]%,  [66.15]%,
          [81.43]%,  [32.27]%  and  [32.89]% of the groups 1, 2, 3, 4, 5, 6, 7A, and 7B mortgage loans,  respectively,  do not provide for any payments of principal prior to their first adjustment date, or, with respect to certain groups 5, 7A and 7B mortgage  loans,  five years from the date of  origination,  or, with respect to certain groups 1, 2, 3, 5, 6, 7A and 7B mortgage loans, ten years from the date of origination.

          With  respect to  approximately  [30.32]% and [94.69]% of the groups 2 and 4 mortgage loans,  respectively,  the servicing fee will initially be 0.25% and will  increase  to  0.375%  beginning  on the first  rate adjustment date.

          Information  contained  herein  reflects  the December 1, 2004 cut-off date scheduled balances.  Collateral  information  contained herein is indicative.  On the closing date, the aggregate  principal  balance of the  mortgage  loans in loan groups 1, 2, 3, 4, 5, 6, 7A and 7B, along with any amounts on deposit in the prefunding account,  will equal the aggregate  principal  balance  of the  Groups  1,  2, 3, 4, 5, 6 and 7
          Certificates and the Class C-B  Certificates.  For further  collateral information, see "Collateral Summary" and "Collateral Details" herein.

                                                                               3

CREDIT SUISSE                                                   December 9, 2004
FIRST BOSTON                                                      (212) 538-3831
                      Adjustable Rate Mortgage Trust 2004-5
                                   TERM SHEET

     [Prefunding Amount]

          Approximately [10%]

     Cut-off date

          December 1, 2004

     Closing date

          On or about December 29, 2004

     Investor settlement date

          On or about December 30, 2004.

     Distribution dates

          On the 25th day of each  month,  or oif the 25th day is not a business day, on the succeeding business day beginning in January 2005.

     Scheduled final distribution date

          The distribution date in April 25, 2035. The actual final distribution date could be substantially earlier.

     Maturity date

          April 25, 2035.

     Offered certificates

          Class  1-A-1,  Class AR and  Class  AR-L  Certificates  (the  "Group 1
          Certificates"),

          Class 2-A-1 Certificates (the "Group 2 Certificates"),

          Class 3-A-1 Certificates (the "Group 3 Certificates"),

          Class 4-A-1 Certificates (the "Group 4 Certificates"),

          Class 5-A-1 Certificates (the "Group 5 Certificates"),

          Class 6-A-1 Certificates (the "Group 6 Certificates"),

          Class  7-A-1-1  and  Class  7-A-1-2  Certificates  (the  "Group  7-A-1
          Certificates"),

          The Group 7-A-1  Certificates and Class 7-A-2 Certificates (the "Group
          7 Senior  Certificates"),  Class 7-M-1,  Class 7-M-2,  Class 7-M-3 and
          Class 7-M-4 Certificates (the "Group 7 Subordinate  Certificates," and
          together  with  the  Group 7 Senior  Certificates  and the  Class  7-X
          Certificates, the "Group 7 Certificates"),

          The Group 1 Certificates,  Group 2 Certificates, Group 3 Certificates,
          Group 4 Certificates,  Group 5 Certificates,  Group 6 Certificates and
          Group 7 Senior Certificates (together, the "Senior Certificates"),

          Class  C-B-1,  Class C-B-2 and Class C-B-3  (together  with the Senior
          Certificates  and the Group 7 Subordinate  Certificates,  the "Offered
          Certificates").

CREDIT SUISSE                                                   December 9, 2004
FIRST BOSTON                                                      (212) 538-3831
                      Adjustable Rate Mortgage Trust 2004-5
                                   TERM SHEET

     Privately offered certificates

          Class C-B-4, Class C-B-5 and Class C-B-6  Certificates  (together with the Class C-B-1, Class C-B-2 and Class C-B-3 Certificates,  the "Class
          C-B  Certificates"),  the  Class  P  Certificates  and the  Class  7-X
          Certificates.

     Form of offered certificates

          The  Offered  Certificates,  other  than the Class AR and  Class  AR-L
          Certificates,  will be book entry certificates. The Class AR and Class
          AR-L Certificates will be physical certificates.

     Minimum denominations

          The  Offered  Certificates,  other  than the Class AR and  Class  AR-L
          Certificates,  will be issued in minimum  denominations  (by principal balance) of $25,000 and integral  multiples  of $1 in excess  thereof.
          The Class AR and Class  AR-L  Certificates  will be issued in  minimum percentage interests of 20%.

     Accrual periods

          For any distribution date and any class of Offered Certificates, other
          than  the  Group  7  Certificates,   the  calendar  month  immediately
          preceding that  distribution  date. For any distribution  date and the
          Group  7  Certificates,  the  period  commencing  on  the  immediately preceding  distribution  date (or the closing date, in the case of the first accrual period) and ending on the day immediately  preceding the related distribution date.

     Day count

          For any distribution date and any class of Offered Certificates, other than the Group 7  Certificates,  interest  will be  calculated  on the basis of a 360-day year  consisting of twelve 30-day  months.  For any distribution  date  and the  Group 7  Certificates,  interest  will be calculated  on the  basis of a 360 day year and the  actual  number of days elapsed in each accrual period.

     Delay days

          For any distribution date and any class of Offered  Certificates other than the Group 7 Certificates,  24 days. For any distribution date and the Group 7 Certificates, 0 days.

     Optional termination

          On any  distribution  date on which the aggregate  outstanding  stated
          principal  balance  of the group 1, group 2, group 3, group 4, group 5 and  group 6  mortgage  loans  is less  than  or  equal  to 10% of its aggregate  principal  balance as of the cut-off  date,  [SPS] may, but will not be required to,  purchase from the trust all remaining  group
          1, group 2,  group 3,  group 4,  group 5 and group 6  mortgage  loans, thereby causing an early  retirement of and a principal  prepayment on the Group 1, Group 2, Group 3, Group 4, Group 5, Group 6 and Class C-B
          Certificates.

          On any  distribution  date on which the aggregate  outstanding  stated
          principal  balance of the group 7A and group 7B mortgage loans is less than or  equal to 10% of its  aggregate  principal  balance  as of the cut-off  date,  [SPS] may, but will not be required to,  purchase from the trust all remaining group 7A and group 7B mortgage loans,  thereby causing an early retirement of and a principal prepayment on the Group
          7 Certificates.

     Ratings

          The Offered Certificates are expected to be rated by Moody's Investors
          Service,  Inc.  ("Moody's)  and/or Standard & Poor's Ratings  Services
          ("S&P"),  with the  ratings  indicated  in the  table on page 2 above.
          Certain of the Class C-B  Certificates  may be rated by Moody's and/or
          S&P.

     ERISA considerations

          The  offered  certificates,  other  than the Class AR and  Class  AR-L
          Certificates,  may be eligible for purchase by transferees acting for,
          or  on  behalf  of,  employee   benefit  plans  or  other   retirement
          arrangements  that  are  subject  to the  Employee  Retirement  Income
          Security Act of 1974, as amended ("ERISA"),  or to Section 4975 of the
          Internal  Revenue  Code  of  1986,  as  amended,  subject  to  certain considerations  described in the prospectus  supplement.  Sales of the
          Class AR and  Class  AR-L  Certificates  to such  plans or  retirement arrangements  are  prohibited,  except as described in the  prospectus supplement.

                                                                               5

CREDIT SUISSE                                                   December 9, 2004
FIRST BOSTON                                                      (212) 538-3831
                      Adjustable Rate Mortgage Trust 2004-5
                                   TERM SHEET

     Federal income tax consequences

          For federal  income tax purposes,  the depositor  will cause  multiple separate real estate mortgage  investment conduit ("REMIC")  elections to be made with respect to the trust  (exclusive of the assets held in the basis risk reserve fund). The Offered Certificates, other than the
          Class AR and Class AR-L  Certificates,  will  represent  ownership  of regular  interests in the upper tier REMIC.  These  certificates  will generally  be treated as  representing  ownership  of debt for federal income tax purposes. Holders of these certificates will be required to include as income all interest and original issue discount, if any, on such certificates in accordance with the accrual method of accounting, regardless of the certificateholders'  usual methods of accounting. In
          addition,  the  Group  7  Certificates,   other  than  the  Class  7-X
          Certificates,  will be treated  as having a right to  receive  certain payments from the related basis risk reserve fund.  For federal income tax purposes,  the Class AR-L Certificates will represent ownership of the residual interests in the lower-tier  REMICs,  which will hold the mortgage loans, and the Class AR Certificates will represent ownership of the residual interest in each remaining REMIC.

     Legal investment

          When  issued,  the Offered  Certificates,  other than the Class 7-M-2,
          Class 7-M-3,  Class 7-M-4,  Class C-B-2 and Class C-B-3  Certificates,
          will be "mortgage  related  securities"  for purposes of the Secondary
          Mortgage Market Enhancement Act of 1984 ("SMMEA").  You should consult your legal  advisors  in  determining  whether  and to what extent the
          Offered Certificates constitute legal investments for you.

     Principal and interest advancing

          Each servicer (or if a servicer  fails to make an advance,  the master
          servicer),   will  make  cash  advances  with  respect  to  delinquent
          scheduled  payments of principal  and  interest on any  mortgage  loan serviced by it, to the extent they are deemed recoverable.

     Compensating interest

          Each  servicer  will  provide  compensating  interest  for  prepayment interest  shortfalls  only to the extent  described in the  prospectus supplement.

     Servicing transfer

          It is  anticipated  that on or about  March  1,  2005,  the  servicing function  for all or a portion of the mortgage  loans  serviced by SPS
          will  be   transferred   to  a  successor   servicer  that  meets  the
          requirements  of a successor  servicer  in the  pooling and  servicing agreement.

     SPS servicing risk

          Fairbanks  changed its name to "Select Portfolio  Servicing,  Inc." on
          June 30, 2004.

          SPS maintains an "Average" rating with a "Stable" outlook with S&P and an "SQ3"  rating  with  Moody's.  Fitch has  given  SPS a  residential primary  servicer  rating for subprime and home equity of "RPS3-",  an
          Alt-A primary  servicer rating of "RPS3" and a special servicer rating of "RSS3".

          On May 18, 2004, the United States  District Court for the District of
          Massachusetts   entered  its  final  approval  of  the  settlement  of
          approximately  40 putative  class action cases and made  permanent its
          December  10,  2003  injunction  that has the  effect of  staying  all litigation  against  SPS  relating  to  the  claims  addressed  by the
          settlement  agreement.   The  injunction  excludes  counterclaims  and
          defenses  that might  arise out of  foreclosure  proceedings  that SPS initiates and individuals who excluded  themselves from the settlement to pursue  individual claims for relief.  The settlement  contemplates that  plaintiff's  redress would come, in part,  from the redress fund established in connection  with SPS'  settlement  with the FTC and HUD described below.

          On May 5, 2004, a West Virginia state court entered an order approving a settlement  between SPS and plaintiffs in a putative class action in which plaintiffs  alleging certain of SPS' fees violated provisions of the West  Virginia  Code  sought an  injunction,  declaratory  relief, actual damages,  civil penalties,  punitive damages,  attorneys' fees, and other relief from SPS.  Under the  settlement,  SPS may resume its previously enjoined foreclosure  activities in West Virginia,  subject to  compliance  with  applicable  law.  The  settlement  requires  the approximately 200 West Virginia loans that were in one of two specific categories  (i.e.,  real estate owned or foreclosure) as of January 7,
          2003  to  be   reviewed   by  a   three-person   panel,   including  a
          representative of SPS, to resolve any customer disputes that may exist regarding  charges assessed by SPS on such customer's  accounts and/or
          SPS' right to foreclose.  On May 13, 2004,  the West Virginia  Supreme
          Court  accepted a  petition  to certify  certain  questions  regarding foreclosure  procedure.  A hearing  will be held in late 2004,  which, depending on whether and how the Court  answers these  questions,  may impact the  activities  of SPS and other  servicers in that state with respect to foreclosures and loan workouts.

                                                                               7

CREDIT SUISSE                                                   December 9, 2004
FIRST BOSTON                                                      (212) 538-3831
                      Adjustable Rate Mortgage Trust 2004-5
                                   TERM SHEET

          On November 12, 2003,  SPS announced  that it had entered into a final settlement  agreement  with the FTC and HUD to resolve  issues  raised during  their  review  of  SPS'  servicing  practices.  As part of the settlement, SPS agreed to pay to the FTC the amount of $40 million for the  creation of a redress  fund for the benefit of  consumers  harmed allegedly by SPS and to implement  certain  practices on a prospective basis.

          SPS has  recently  entered  into consent  agreements  with  regulatory agencies in Florida,  Michigan,  Colorado and Illinois,  which provide for provisions similar to those contained in the consent order entered into with the FTC and HUD. While not admitting any liability in any of those agreements,  SPS agreed to refund certain amounts to Florida and
          Michigan consumers identified by the regulators in those states.

          SPS has  experienced an increased level of scrutiny from various state regulatory  agencies  and a few states  have  conducted  or  commenced formal  investigations.  A few agencies  have taken the position  that notwithstanding  the amount available under the FTC redress fund, such agencies  would seek to ensure  that the  consumers  residing in those states receive relief without regard to the relief available under the
          FTC redress fund. If those state regulatory  agencies persist in their desire to have amounts  paid to  consumers  who reside in those states regardless  of the  establishment  of the FTC redress  fund,  and such amounts in the aggregate are material, it is unlikely that SPS will be able to pay such amounts.  As a result,  those agencies might elect to bring  administrative  or other actions against SPS seeking to require refunds,  the imposition of monetary  penalties  and/or  revocation of
          SPS' licenses to conduct its servicing  activities in that state.  Due to this current and potential future adverse event, future income from
          SPS's operations may be impacted negatively.

          The  occurrence  of  one  or  more  of  the  foregoing   events  or  a
          determination by any court or regulatory agency that SPS' policies and procedures  do not comply  with  applicable  law could lead to further downgrades  by one  or  more  rating  agencies,  a  transfer  of  SPS'
          servicing  responsibilities,  increased  delinquencies on the mortgage loans  serviced  by  SPS,  delays  in  distributions  on  the  offered certificates,  losses on the offered certificates,  or any combination of these events. In addition,  such developments  could result in SPS'
          insolvency or bankruptcy,  and there can be no assurance, in the event of a bankruptcy proceeding,  that SPS could reorganize successfully in bankruptcy.

                                                                               8

CREDIT SUISSE                                                   December 9, 2004
FIRST BOSTON                                                      (212) 538-3831
                      Adjustable Rate Mortgage Trust 2004-5
                                   TERM SHEET

II.  CREDIT ENHANCEMENT (Groups 1 - 6)

     Subordination

          The  Group  1,  Group  2,  Group  3,  Group  4,  Group  5 and  Group 6
          Certificates  will receive  distributions  of interest  and  principal
          before   the  Class  C-B   Certificates   are   entitled   to  receive
          distributions  of interest or  principal.  The Class C-B  Certificates absorb most losses,  in reverse  order of principal  priority,  on the group 1, 2, 3, 4, 5 and 6 mortgage  loans  prior to the Group 1, Group
          2, Group 3, Group 4, Group 5 and Group 6 Certificates.

          NOTE: The Class C-B Certificates  represent  interests in the group 1,
          2,  3,  4,  5  and 6  mortgage  loans;  consequently,  the  Class  C-B
          Certificates   could   be   reduced   to  zero  as  a   result   of  a
          disproportionate  amount of Realized  Losses on the mortgage  loans in any of these groups.

     Group 1 - 6 credit enhancement percentages

          For any certificate on any distribution date, the fraction,  expressed as a  percentage,  the  numerator of which is the sum of the aggregate class principal  balance of the  subordinate C-B  Certificates to that certificate after giving effect to payments on such distribution date, and the  denominator  of which is the aggregate loan group balance for group 1, 2, 3, 4, 5 and 6 mortgage loans for such distribution date.

          Initial Group 1-6 Credit Enhancement Percentages:
          -------------------------------------------------
                              Approximate Expected Initial
                 Class           Credit Enhancement* (%)
          -------------------------------------------------
          Senior Certificates              [7.00]
                 C-B-1                      [TBD]
                 C-B-2                      [TBD]
                 C-B-3                      [TBD]
                 C-B-4                      [TBD]
                 C-B-5                      [TBD]
                 C-B-6                      [TBD]
          -------------------------------------------------
          *Based on collateral cut-off balance. Subject to a +/- 0.50% variance.

     Shifting of interests

          Except as  described  below,  the Group 1,  Group 2, Group 3, Group 4,
          Group 5 and  Group  6  Certificates  will  receive  100% of  principal prepayments  received on the mortgage  loans in the related loan group until the [seventh] anniversary of the first distribution date. During the next four years, the senior  certificates will generally receive a
          disproportionately   large,   but   decreasing,   share  of  principal
          prepayments.  This will  result in a quicker  return of  principal  to these senior certificates and increases the likelihood that holders of these  certificates will be paid the full amount of principal to which they are entitled.

          If the  subordinate  percentage  before the third  anniversary  of the first  distribution  date  is  greater  than or  equal  to  twice  the subordinate  percentage  as of the  closing  date (and  certain  other rating agency collateral performance requirements are satisfied), then the  subordinate  classes  will receive 50% of their pro rata share of principal  prepayments.  If the subordinate percentage on or after the third  anniversary of the first  distribution  date is greater than or equal to twice the subordinate  percentage as of the closing date (and
          certain  rating  agency   collateral   performance   requirements  are
          satisfied),  then the subordinate  classes will receive their pro rata share of principal prepayments.

     Cross-collateralization

          In certain  limited  circumstances,  principal and interest  collected from any of the loan group 1, 2, 3, 4, 5 and 6  mortgage  loans may be used to pay principal or interest, or both, to the senior certificates unrelated to that loan group.

                                                                               9

CREDIT SUISSE                                                   December 9, 2004
FIRST BOSTON                                                      (212) 538-3831
                      Adjustable Rate Mortgage Trust 2004-5
                                   TERM SHEET

     Coverage for excess losses

          The Class C-B  Certificates  will provide  limited  protection  to the classes of certificates of higher  relative  priority  against special hazard losses, bankruptcy losses and fraud losses in excess of certain amounts, as described in the prospectus supplement.

          Note: The Class C-B  Certificates  are allocated  losses from mortgage
          loans   in  loan   groups   1,  2,  3,  4,  5  and  6;   consequently,
          disproportionately  high special  hazard,  bankruptcy  or fraud losses experienced  by one loan group could  adversely  impact  protection to unrelated  Group 1,  Group 2,  Group 3,  Group 4,  Group 5 and Group 6
          Certificates for these types of losses.

                                                                              10

CREDIT SUISSE                                                   December 9, 2004
FIRST BOSTON                                                      (212) 538-3831
                      Adjustable Rate Mortgage Trust 2004-5
                                   TERM SHEET

III. DISTRIBUTIONS (Groups 1 - 6)

     Available distribution amount

          For any  distribution  date and each of the  group 1, 2, 3, 4, 5 and 6 mortgage loans, the sum of: (i) scheduled payments and advances on the related  mortgage  loans,  net  of  related  servicing,  trustee,  and
          insurance   fees,  as  applicable;   (ii)  insurance  and  liquidation
          proceeds,  net of unreimbursed  liquidation expenses;  (iii) principal prepayments  received during the related prepayment period,  excluding prepayment penalties; (iv) amounts received in respect of a repurchase by the seller, or a purchase by a holder of a subordinate  certificate or by the special  servicer,  as provided in the pooling and servicing agreement,  net of advances  previously  made and other  amounts as to which the trustee, the trust  administrator,  a servicer or the master servicer is entitled to be reimbursed; (v) compensating interest; (vi)
          recoveries;  and (vii) any amount paid in connection  with an optional termination, up to the amount of the par value for the related group.

     Priority of distributions

          Distributions  will in general be made to the extent of the  available funds for the related loan group in the order and priority as follows:

          1.   First, to the related senior certificates,  pro-rata, accrued and unpaid interest at their respective  pass-through  rates on their respective class principal balances.

          2.   Second,  to the related senior  certificates,  as principal,  the related senior principal  distribution  amount as described below under the heading "Distributions of principal,"

          3.   Third, to each class of Class C-B Certificates, interest and then principal in increasing order of numerical class designation, and

          4.   Fourth,  to  the  Class  AR  or  Class  AR-L   Certificates,   as
               appropriate, the remainder (which is expected to be zero).

     Distribution of principal

          On  each  distribution  date,  an  amount  up to the  Group  1  senior principal  distribution  amount  for that  distribution  date  will be distributed  as principal  pro rata to the Class AR  Certificates  and
          Class  AR-L  Certificates   until  their  respective  class  principal
          balances   are   reduced  to  zero,   and  then  to  the  Class  1-A-1
          Certificates,  until its class  principal  balance has been reduced to zero.

          On  each  distribution  date,  an  amount  up to the  Group  2  senior principal  distribution  amount  for that  distribution  date  will be distributed  as principal to the Class 2-A-1  Certificates,  until its class principal balance has been reduced to zero.

          On  each  distribution  date,  an  amount  up to the  Group  3  senior principal  distribution  amount  for that  distribution  date  will be distributed  as principal to the Class 3-A-1  Certificates,  until its class principal balance has been reduced to zero.

          On  each  distribution  date,  an  amount  up to the  Group  4  senior principal  distribution  amount  for that  distribution  date  will be distributed  as principal to the Class 4-A-1  Certificates,  until its class principal balance has been reduced to zero.

          On  each  distribution  date,  an  amount  up to the  Group  5  senior principal  distribution  amount  for that  distribution  date  will be distributed  as principal to the Class 5-A-1  Certificates,  until its class principal balance has been reduced to zero.

          On  each  distribution  date,  an  amount  up to the  Group  6  senior principal  distribution  amount  for that  distribution  date  will be distributed  as principal to the Class 6-A-1  Certificates,  until its class principal balance has been reduced to zero.

                                                                              11

CREDIT SUISSE                                                   December 9, 2004
FIRST BOSTON                                                      (212) 538-3831
                      Adjustable Rate Mortgage Trust 2004-5
                                   TERM SHEET

          On  each  distribution  date,  an  amount,  up to  the  amount  of the subordinate principal  distribution amount for that distribution date, will be distributed as principal,  to the Class C-B  Certificates,  to
          the  extent  of  the  aggregate   available   funds   remaining  after
          distribution   of  interest  and  principal  to  the  related   Senior
          Certificates. Each class of Class C-B Certificates will be entitled to receive its pro rata share,  based on its respective  Class  Principal
          Balance,   of   the   subordinate   principal   distribution   amount.
          Distributions  of principal to the  subordinate  certificates  will be made on each  distribution  date  sequentially  in the  order of their
          numerical   class   designation,   beginning   with  the  Class  C-B-1
          Certificates,   until  each  class  of  subordinate  certificates  has
          received its  respective pro rata share of the  subordinate  principal distribution amount for that distribution date.

                                                                              12

CREDIT SUISSE                                                   December 9, 2004
FIRST BOSTON                                                      (212) 538-3831
                      Adjustable Rate Mortgage Trust 2004-5
                                   TERM SHEET

IV.  CREDIT ENHANCEMENT (Group 7)

     Overcollateralization

          The group 7A and group 7B mortgage  loans bear  interest each month in an amount  that in the  aggregate  is  expected  to exceed  the amount needed to pay monthly interest on the Group 7 Certificates and certain related trust  expenses.  This excess  interest will be applied to pay principal  on the  Group 7  Certificates  (other  than the  Class  7-X
          Certificates)  in order to create and maintain  the required  level of overcollateralization.  The overcollateralization will be available to absorb  losses  on the  group 7A and  group  7B  mortgage  loans.  The required level of overcollateralization  may increase or decrease over time. We cannot assure you that sufficient  interest will be generated by the group 7A and group 7B mortgage loans to create and maintain the required  level of  overcollateralization  or to absorb  losses on the group 7A and group 7B mortgage loans.

     Overcollateralization amount

          For any  distribution  date will be equal to the  amount,  if any,  by which  (x) the  aggregate  loan  balance  of the group 7A and group 7B mortgage  loans for such  distribution  date exceeds (y) the aggregate class  principal  balance  of the Group 7  Certificates  after  giving effect to payments on such distribution date.

     Initial overcollateralization

          As of the closing date, the overcollateralization amount will be equal to $[0.00].

     Targeted overcollateralization amount

          For any  distribution  date prior to the stepdown date,  approximately
          [0.50]%  of the  aggregate  loan  balance of the group 7A and group 7B mortgage loans as of the cut off date. For any distribution date on or after the stepdown  date and with respect to which a trigger  event is not in effect,  the  greater  of (a)  [1.00]%  of the  aggregate  loan balance  of  the  group  7A and  group  7B  mortgage  loans  for  such distribution date, or (b) [0.50]% of the aggregate loan balance of the group 7A and group 7B mortgage  loans as of the cut off date.  For any distribution  date on or after the stepdown date with respect to which a  trigger  event  is  in  effect  and  is  continuing,  the  targeted overcollateralization  amount for the  distribution  date  immediately preceding such distribution date.

     Stepdown date

          The later to occur of (a) the distribution date in [January 2008], and
          (b) the  first  distribution  date on  which  the  senior  enhancement percentage is equal to or greater than two times the initial  targeted credit enhancement percentage for the Group 7 Senior Certificates.

     Group 7 credit enhancement percentage

          Initial Group 7 Credit Enhancement Percentages:
          ----------------------------------------------------------------------
                Approximate Expected  Approximate Expected Approximate Expected
                   Initial Credit    Initial Target Credit Final Target Credit
          Class   Enhancement* (%)      Enhancement* (%)    Enhancement** (%)
          ----- -------------------- --------------------- --------------------
           7-A         [10.00]              [10.50]              [21.00]
          7-M-1        [3.75]                [4.25]               [8.51]
          7-M-2        [1.65]                [2.15]               [4.30]
          7-M-3        [0.50]                [1.00]               [2.01]
          7-M-4        [0.00]                [0.50]               [1.00]
          ----------------------------------------------------------------------
          *Prior to the stepdown date, based on collateral cut-off balance.
          **After stepdown date, based on current pool balance.

          Note: Class 7-A represents the aggregate balance of the Group 7 Senior
          Certificates.

                                                                              13

CREDIT SUISSE                                                   December 9, 2004
FIRST BOSTON                                                      (212) 538-3831
                      Adjustable Rate Mortgage Trust 2004-5
                                   TERM SHEET

     Trigger event

          A trigger event will occur for any distribution date if either (i) the average  of the  delinquency  rates  for each of the three (or one and two,  in  the  case  of  the  first  and  second  distribution  dates)
          immediately  preceding  months  as of the  last  day  of  the  related collection  period  equals or  exceeds  [TBD]% or (ii) the  cumulative realized losses as a percentage of the original  aggregate  collateral balance on the closing date for such distribution date is greater than the percentage set forth below:

          ----------------------------- --------------------------
          Range of Distribution Dates   Cumulative Loss Percentage
          ----------------------------- --------------------------
          January 2008 - December 2008            [TBD]%
          January 2009 - December 2009            [TBD]%
          January 2010 - December 2010            [TBD]%
          January 2011 - December 2011            [TBD]%
          January 2012 and thereafter             [TBD]%
          ----------------------------- --------------------------

     Delinquency rate

          With respect to any  distribution  date, the fraction,  expressed as a percentage,  the numerator of which is the  aggregate  loan balance of the group 7A and group 7B  mortgage  loans 60 or more days  delinquent
          (including  all  foreclosures  and REO  Properties) as of the close of business on the last day of such month,  and the  denominator of which is the  aggregate  loan  balance of the group 7A and group 7B mortgage loans as of the close of business on the last day of such month.

     Subordination

          The Group 7 Senior  Certificates will have a payment priority over the
          Group 7  Subordinate  Certificates.  Each class of Group 7 Subordinate
          Certificates  will be  subordinate  to each other class of subordinate certificates with a higher payment priority.

          Losses on the group 7A and group 7B mortgage  loans will first  reduce
          the    available    excess    interest    and    then    reduce    the
          overcollateralization  amount. If there is no overcollateralization at that time, losses on the mortgage loans will be allocated to the Group
          7 Subordinate Certificates,  in the reverse order of their priority of payment,  until  the  principal  amount  of all  classes  of  Group  7
          Subordinate Certificates are reduced to zero.

     Cross-collateralization

          In certain  limited  circumstances,  principal and interest  collected from any of the loan group 7A or group 7B  mortgage  loans may be used to pay  principal  or  interest,  or  both,  to  the  Group  7  Senior
          Certificates  unrelated to that loan group.  In addition,  each month, certain  monthly  interest  payments  equal to the  product  of a) one twelfth of 0.02% and b) the  preceding  Group 5 and Group 6 collateral balance  will  be  allocated  to  group  7  available  funds,  thereby increasing available excess interest.  These interest payments will be added  to the  group 7  available  funds  concurrently  with  interest distributions being made on the Group 5 and Group 6 Certificates.

                                                                              14

CREDIT SUISSE                                                   December 9, 2004
FIRST BOSTON                                                      (212) 538-3831
                      Adjustable Rate Mortgage Trust 2004-5
                                   TERM SHEET

V.   DISTRIBUTIONS (Groups 7A and 7B)

     Interest remittance amount

          For any  distribution  date and the related loan group, the sum of (i)
          scheduled interest payments (other than payaheads) and advances on the mortgage  loans in the related  loan group for the related  collection period,  the  interest  portion of payaheads  previously  received and intended  for  application  in the related  collection  period and the interest  portion  of all  payoffs  (net of payoff  interest  for such distribution  date) and  curtailments  received on the mortgage  loans during the related prepayment period,  less (x) the applicable expense fees with respect to such mortgage loans and (y) unreimbursed advances and other amounts due to the master servicer,  the applicable servicer and the trust  administrator  with respect to such mortgage  loans, to the extent allocable to interest,  (ii) compensating  interest,  (iii)
          the portion of any substitution  adjustment  amount and purchase price paid with respect to such mortgage loans during the related collection period,  in each  case  allocable  to  interest  and  amounts  paid in connection  with an  optional  termination,  up to the  amount  of the interest portion of the par value for the related loan group, (iv) net liquidation proceeds (net of unreimbursed advances, servicing advances and other expenses,  to the extent  allocable to interest,  and unpaid expense  fees)  collected  with respect to the  mortgage  loans in the related loan group during the related collection period, to the extent allocable to interest and (v) excess interest  provided by Group 5 and
          Group  6 as  described  under  the  heading  "Cross-collateralization"
          above.

     Distributions of interest

          The  pass-through  rate for each class of Group 7 Certificates,  other than the Class 7-X  Certificates,  for each distribution date is a per annum  rate equal to the least of (i) the sum of the  one-month  LIBOR for that distribution date plus the related  certificate  margin, (ii)
          the applicable Group 7 net funds cap, and (iii) [11.00]%.

          The amount of interest payable on each distribution date in respect of each  class  of  Group  7  Certificates,  other  than  the  Class  7-X
          Certificates,  will  equal the sum of (1)  current  interest  for such class on such date and (2) any  carryforward  interest  for such class and date.

          On each  distribution  date, the interest  remittance  amount for such date will be paid in the following order of priority:

          (1) from the interest  remittance  amount for loan group 7A and 7B, to the  Group 7 Senior  Certificates,  pro rata  based  on  amounts  due, current interest and any carryforward interest for such class and such distribution date,  provided that (a) amounts distributed to the Class
          7-A-1-1  and Class  7-A-1-2  Certificates  will  reduce  the  interest remittance  amount  for loan  group 7A  before  any  reduction  to the interest  remittance  amount  for  loan  group 7B in  respect  of such
          distribution,   and  (b)  amounts   distributed  to  the  Class  7-A-2
          Certificates will reduce the interest remittance amount for loan group
          7B before any  reduction  to the interest  remittance  amount for loan group 7A in respect of such distributions;

          (2) first,  from the interest  remittance amount for loan group 7B and then from the interest  remittance amount for the loan group 7A to the
          Class  7-M-1  Certificates,  current  interest  and  any  carryforward interest for such class and such distribution date;

          (3) first, from the interest  remittance amount for loan group 7B and, then from the  interest  remittance  amount  for loan group 7A, to the
          Class  7-M-2  Certificates,  current  interest  and  any  carryforward interest for such class and such distribution date;

          (4) first,  from the interest  remittance amount for loan group 7B and then from the  interest  remittance  amount  for loan group 7A, to the
          Class  7-M-3  Certificates,  current  interest  and  any  carryforward interest for such class and such distribution date;

          (5) first,  from the interest  remittance amount for loan group 7B and then from the  interest  remittance  amount  for loan group 7A, to the
          Class  7-M-4  Certificates,  current  interest  and  any  carryforward interest for such class and such distribution date;

          (6) for  application  as part of  monthly  excess  cashflow  for  such distribution date, as described below, any interest  remittance amount remaining after application  pursuant to clauses (1) through (5) above for such distribution date.

                                                                              15

CREDIT SUISSE                                                   December 9, 2004
FIRST BOSTON                                                      (212) 538-3831
                      Adjustable Rate Mortgage Trust 2004-5
                                   TERM SHEET

     Principal remittance amount

          For any  distribution  date and the related loan group, the sum of (i)
          scheduled  principal  payments  (other than payaheads) and advances on the  mortgage  loans in the related  loan group,  net of  unreimbursed advances,  servicing  advances and other amounts due to the servicers, the  trustee,  the master  servicer and the trust  administrator  with respect to the mortgage loans in the related loan group (to the extent allocable  to  principal),  and the  principal  portion  of  payaheads previously  received  and  intended  for  application  in the  related collection  period,  (ii) principal  prepayments  received  during the related  prepayment  period,  (iii)  amounts  received in respect of a repurchase  by the seller,  or a purchase by a holder of a subordinate certificate or by the special servicer, as provided in the pooling and servicing agreement, net of advances previously made and other amounts as to which the trustee,  the trust  administrator,  a servicer or the master  servicer is entitled to be  reimbursed,  (iv)  amounts paid in connection with an optional  termination,  up to the amount of the par value for the related loan group,  (v) the portion of any substitution adjustment  amount  paid with  respect to any deleted  mortgage  loans during the related collection period allocable to principal,  (vi) net liquidation proceeds (net of unreimbursed advances, servicing advances and  other  expenses,  to  the  extent  allocable  to  principal)  and recoveries,  if any,  collected  with respect to the mortgage loans in the related loan group during the related  collection  period,  to the extent  allocable  to  principal,  and  (vii) if  applicable,  amounts withdrawn  from the related group 7 interest rate cap account to cover realized  losses on the group 7  mortgage  loans  incurred  during the related collection period.

     Overcollateralization release amount

          For any  distribution  date  will be  equal to the  lesser  of (x) the principal  remittance  amount for such  distribution  date and (y) the amount, if any, by which (1) the overcollateralization amount for such date,  calculated for this purpose on the basis of the assumption that
          100% of the aggregate of the principal remittance amount for such date is applied on such date in  reduction  of the  aggregate  of the class principal  balances  of the  Group  7  Certificates,  exceeds  (2) the targeted overcollateralization amount for such date.

     Group 7A allocation amount

          For any distribution date, the product of the senior principal payment amount for that  distribution  date and a fraction  the  numerator  of which is the principal  remittance  amount  derived from loan group 7A and the  denominator of which is the principal  remittance  amount for loan groups 7A and 7B, in each case for that distribution date.

     Group 7B allocation amount

          For any distribution date, the product of the senior principal payment amount for that  distribution  date and a fraction  the  numerator  of which is the principal  remittance  amount  derived from loan group 7B and the  denominator of which is the principal  remittance  amount for loan groups 7A and 7B, in each case for that distribution date.

     Principal payment amount

          For any  distribution  date and loan groups 7A and 7B will be equal to the  principal  remittance  amount for both loan  groups for such date minus the overcollateralization release amount, if any, for such date.

     Senior principal payment amount

          For any distribution date on or after the stepdown date and as long as a trigger  event has not occurred  with  respect to such  distribution date,  will be the amount,  if any,  by which (x) the class  principal balance of the Group 7 Senior  Certificates  immediately prior to such distribution  date  exceeds  (y) the lesser of (A) the  product of (i)
          approximately  [79.00]% and (ii) the  aggregate  loan balance for loan groups 7A and 7B for such  distribution  date and (B) the  amount,  if any, by which (i) the aggregate loan balance for loan groups 7A and 7B mortgage  loans for such  distribution  date exceeds (ii) 0.50% of the aggregate  loan  group  balance  for loan  groups  7A and 7B as of the cut-off date.

     Credit support depletion date

          The first  distribution  date on which the aggregate  class  principal balance of the Group 7  Subordinate  Certificates  has been or will be reduced to zero.

     Class 7-M-1 principal payment amount

          For any distribution date on or after the stepdown date and as long as a trigger  event has not occurred  with  respect to such  distribution date,  will be the  amount,  if any,  by which  (x) the sum of (i) the class principal balances of the Group 7 Senior  Certificates,  in each case,  after giving effect to payments on such  distribution  date and
          (ii) the class  principal  balance  of the  Class  7-M 1  Certificates immediately  prior to such distribution date exceeds (y) the lesser of
          (A) the  product of (i)  [91.49]%  and (ii) the  aggregate  loan group balance for loan groups 7A and 7B for such  distribution  date and (B)
          the amount,  if any, by which (i) the aggregate loan group balance for loan groups 7A and 7B for such distribution date exceeds (ii) 0.50% of the  aggregate  loan group balance for loan groups 7A and 7B as of the cut off date.

                                                                              16

CREDIT SUISSE                                                   December 9, 2004
FIRST BOSTON                                                      (212) 538-3831
                      Adjustable Rate Mortgage Trust 2004-5
                                   TERM SHEET

     Class 7-M-2 principal payment amount

          For any distribution date on or after the stepdown date and as long as a trigger  event has not occurred  with  respect to such  distribution date,  will be the  amount,  if any,  by which  (x) the sum of (i) the class principal  balances of the Group 7 Senior  Certificates  and the
          Class  7-M 1  Certificates,  in each  case,  after  giving  effect  to payments  on such  distribution  date  and (ii)  the  class  principal balance  of the Class  7-M 2  Certificates  immediately  prior to such distribution  date  exceeds  (y) the lesser of (A) the  product of (i)
          [95.70]% and (ii) the aggregate  loan group balance for loan groups 7A and 7B for such distribution date and (B) the amount, if any, by which
          (i) the  aggregate  loan group  balance  for loan groups 7A and 7B for such  distribution date exceeds (ii) 0.50% of the aggregate loan group balance for loan groups 7A and 7B as of the cut off date.

     Class 7-M-3 principal payment amount

          For any distribution date on or after the stepdown date and as long as a trigger  event has not occurred  with  respect to such  distribution date,  will be the  amount,  if any,  by which  (x) the sum of (i) the class principal balances of the Group 7 Senior Certificates, the Class
          7-M 1  Certificates  and the Class 7-M 2  Certificates,  in each case, after giving effect to payments on such distribution date and (ii) the class  principal  balance of the Class 7-M 3 Certificates  immediately prior to such  distribution  date  exceeds  (y) the  lesser of (A) the product of (i) [97.99]% and (ii) the aggregate  loan group balance for loan groups 7A and 7B for such  distribution  date and (B) the amount, if any, by which (i) the aggregate  loan group balance for loan groups
          7A and  7B for  such  distribution  date  exceeds  (ii)  0.50%  of the aggregate  loan group  balance for loan groups 7A and 7B as of the cut off date.

     Class 7-M-4 principal payment amount

          For any distribution date on or after the stepdown date and as long as a trigger  event has not occurred  with  respect to such  distribution date,  will be the  amount,  if any,  by which  (x) the sum of (i) the class principal balances of the Group 7 Senior Certificates, the Class
          7-M 1 Certificates,  the Class 7-M 2 Certificates  and the Class 7-M 3
          Certificates,  in each case,  after giving  effect to payments on such distribution  date and (ii) the class  principal  balance of the Class
          7-M 4 Certificates immediately prior to such distribution date exceeds
          (y) the  lesser  of (A) the  product  of (i)  [99.00]%  and  (ii)  the aggregate  loan  group  balance  for  loan  groups  7A and 7B for such distribution  date  and  (B) the  amount,  if any,  by  which  (i) the aggregate  loan  group  balance  for  loan  groups  7A and 7B for such distribution  date  exceeds  (ii)  0.50% of the  aggregate  loan group balance for loan groups 7A and 7B as of the cut off date.

     Distributions of principal

          The principal payment amount will be paid on each distribution date as follows:

          I.   On each  distribution  date (a) prior to the stepdown date or (b)
               with respect to which a trigger event is in effect, the principal payment amount will be paid in the following order of priority:

               i)   (a)  from the principal remittance amount for loan group 7A, sequentially,  first (x) to the Class 7-A-1-1 and Class
                         7-A-1-2  Certificates  (allocated as described below*),
                         until their  class  principal  balances  are reduced to
                         zero,  and then (y) to the  Class  7-A-2  Certificates,
                         until its class principal balance is reduced to zero,

                    (b)  from the principal remittance amount for loan group 7B, to  the  Class  7-A-2  Certificates,  until  its  class
                         principal  balance is reduced to zero,  and then (y) to
                         the  Class  7-A-1-1  and  Class  7-A-1-2   Certificates
                         (allocated  as  described  below*),  until  their class
                         principal balances are reduced to zero;

               ii)  to the Class 7-M-1  Certificates,  until its class principal balance has been reduced to zero;

                                                                              17

CREDIT SUISSE                                                   December 9, 2004
FIRST BOSTON                                                      (212) 538-3831
                      Adjustable Rate Mortgage Trust 2004-5
                                   TERM SHEET

               iii) to the Class 7-M-2  Certificates,  until its class principal balance has been reduced to zero;

               iv)  to the Class 7-M-3  Certificates,  until its class principal balance has been reduced to zero;

               v)   to the Class 7-M-4  Certificates,  until its class principal balance has been reduced to zero; and

               vi)  for  application as part of monthly excess cashflow for such distribution  date, as described  below,  any such principal payment  amount  remaining  after  application  pursuant  to clauses (i) through (v) above.

          II.  On each  distribution  date (a) on or after the stepdown date and
               (b) with respect to which a trigger  event is not in effect,  the principal  payment amount will be paid in the following  order of priority:

               i)   (a)  from the principal remittance amount for loan group 7A, the group 7A allocation amount, sequentially, first (x)
                         to the Class  7-A-1-1  and Class  7-A-1-2  Certificates
                         (allocated  as  described  below*),  until  their class
                         principal balances are reduced to zero, and then (y) to
                         the Class 7-A-2 Certificates, until its class principal
                         balance is reduced to zero,

                    (b)  from the principal remittance amount for loan group 7B, the group 7B  allocation  amount,  to the  Class  7-A-2
                         Certificates,  until its  class  principal  balance  is
                         reduced to zero,  and then (y) to the Class 7-A-1-1 and
                         Class  7-A-1-2  Certificates  (allocated  as  described
                         below*),  until  their  class  principal  balances  are
                         reduced to zero;

               ii)  to the Class 7-M-1  Certificates,  the Class 7-M-1 principal payment amount for such  distribution  date, until its class principal balance has been reduced to zero;

               iii) to the Class 7-M-2  Certificates,  the Class 7-M-2 principal payment amount for such  distribution  date, until its class principal balance has been reduced to zero;

               iv)  to the Class 7-M-3  Certificates,  the Class 7-M-3 principal payment amount for such  distribution  date, until its class principal balance has been reduced to zero;

               v)   to the Class 7-M-4  Certificates,  the Class 7-M-4 principal payment amount for such  distribution  date, until its class principal balance has been reduced to zero; and

               vi)  for  application as part of monthly excess cashflow for such distribution  date, as described  below,  any such principal payment  amount  remaining  after  application  pursuant  to clauses (i) through (v) above.

     Group 7A excess interest amount

          For any distribution date, the product of the amount of monthly excess interest required to be distributed on that distribution date to reach the  required  level  of  overcollateralization  and  a  fraction  the numerator of which is the  principal  remittance  amount  derived from loan group 7A and the denominator of which is the principal remittance amount for loan  groups 7A and 7B, in each case for that  distribution date.

     Group 7B excess interest amount

          For any distribution date, the product of the amount of monthly excess interest required to be distributed on that distribution date to reach the  required  level  of  overcollateralization  and  a  fraction  the numerator of which is the  principal  remittance  amount  derived from loan group 7B and the denominator of which is the principal remittance amount for loan  groups 7A and 7B, in each case for that  distribution date.

                                                                              18

CREDIT SUISSE                                                   December 9, 2004
FIRST BOSTON                                                      (212) 538-3831
                      Adjustable Rate Mortgage Trust 2004-5
                                   TERM SHEET

     Distribution of monthly excess cashflow

          On each distribution date, monthly excess cashflow will be distributed in the following order of priority:

               1)   A)   until the  aggregate  class  principal  balance  of the
                         Group 7 Certificates  equals the aggregate loan balance
                         of the  groups  7A  and  7B  mortgage  loans  for  such
                         distribution      date      minus     the      targeted
                         overcollateralization  amount  for such  date,  on each
                         distribution date (a) prior to the stepdown date or (b)
                         with respect to which a trigger event is in effect,  to
                         the  extent  of  monthly   excess   interest  for  such
                         distribution date, to the Group 7 Certificates,  in the
                         following order of priority:

                    i)(a)from the  Monthly  Excess  Interest  derived  from loan
                         group  7A,  the  Group  7A  Excess   Interest   Amount,
                         sequentially,  first (x) to the Class 7-A-1-1 and Class
                         7-A-1-2  Certificates  (allocated as described below*),
                         until their  class  principal  balances  are reduced to
                         zero,  and then (y) to the  Class  7-A-2  Certificates,
                         until its class principal balance is reduced to zero,

                    (b)  The Group 7B Excess Interest Amount, to the Class 7-A-2
                         Certificates,  until its  class  principal  balance  is
                         reduced to zero,  and then (y) to the Class 7-A-1-1 and
                         Class  7-A-1-2  Certificates  (allocated  as  described
                         below*),  until  their  class  principal  balances  are
                         reduced to zero;

                    ii)  to  the  Class  7-M-1  Certificates,  until  its  class principal balance has been reduced to zero;

                    iii) to  the  Class  7-M-2  Certificates,  until  its  class principal balance has been reduced to zero; and

                    iv)  to  the  Class  7-M-3  Certificates,  until  its  class principal balance has been reduced to zero;

                    v)   to  the  Class  7-M-4  Certificates,  until  its  class
                         principal balance has been reduced to zero; and

               (B)  on each  distribution date on or after the stepdown date and with respect to which a trigger  event is not in effect,  to fund any principal distributions required to be made on such distribution date as set forth above, after giving effect to the  distribution  of the principal  payment amount for such date, in accordance with the priorities set forth above;

          2)   to the Class 7-M-1  Certificates,  any  deferred  amount for such class;

          3)   to the Class 7-M-2  Certificates,  any  deferred  amount for such class;

          4)   to the Class 7-M-3  Certificates,  any  deferred  amount for such class;

          5)   to the Class 7-M-4  Certificates,  any  deferred  amount for such class;

          6)   to the Class  7-A-1-1,  Class 7-A-1-2 and Class 7-A-2,  any basis risk shortfall for such class;

          7)   to the Class 7-M-1  Certificates,  any basis risk  shortfall  for such class;

          8)   to the Class 7-M-2  Certificates,  any basis risk  shortfall  for such class;

          9)   to the Class 7-M-3  Certificates,  any basis risk  shortfall  for such class;

          10)  to the Class 7-M-4  Certificates,  any basis risk  shortfall  for such class;

          11)  to the basis risk reserve fund, any amounts required  pursuant to the pooling and servicing agreement to be deposited therein;

          12)  to the Class 7-X Certificates,  the amount distributable  thereon pursuant to the pooling and servicing agreement; and

          13)  to the Class AR  Certificates,  any remaining amount (no payments are expected to be made to the Class AR  Certificates  under this clause).

                                                                              18

CREDIT SUISSE                                                   December 9, 2004
FIRST BOSTON                                                      (212) 538-3831
                      Adjustable Rate Mortgage Trust 2004-5
                                   TERM SHEET

     *Distributions to the Group 7A Certificates

          Amounts allocable to the Class 7-A-1-1 and Class 7-A-1-2  Certificates
          shall be  distributed  sequentially  to the  Class  7-A-1-1  and Class
          7-A-1-2  Certificates,  in that order,  until their  respective  class principal  balances are reduced to zero, except that amounts allocable
          to  the  Class  7-A-1-1  and  Class  7-A-1-2   Certificates  shall  be
          distributed   pro  rata  to  the  Class   7-A-1-1  and  Class  7-A-1-2
          Certificates if:

               1)   With  respect  to  any   Distribution   Date  prior  to  the
                    Distribution  Date in January  2008,  cumulative  collateral losses  are  less  than  [1.00%]  of the  aggregate  initial collateral balance; or

               2)   With  respect  to any  Distribution  Date  on or  after  the
                    Distribution  Date in January  2008,  no Trigger Event is in
                    effect.

     Group 7 net funds caps

          The  annual   pass-through   rates  on  each  Class  of  the  Group  7
          Certificates  (other than the Class 7-X  Certificates)  are subject to the net funds caps.

          On any  distribution  date, the Group 7, 7A and 7B net funds caps will each equal (a) a fraction, expressed as a percentage, the numerator of which is the product of (1) the related  optimal  interest  remittance amount for such date and (2) 12, and the  denominator  of which is the aggregate  loan  balance of the  mortgage  loans in the  related  loan group(s) for the immediately  preceding  distribution date, multiplied by (b) a fraction, the numerator of which is 30 and the denominator of which  is the  actual  number  of  days in the  immediately  preceding accrual period.

          On any distribution  date, if the current interest rate (calculated on the basis of the  lesser of (x) one month  LIBOR  plus the  applicable certificate  margin and (y) the maximum interest rate) on any Class of
          Group 7  Certificates  (other  than the  Class  7-X  Certificates)  is limited by the related net funds cap, such  difference will constitute a basis risk shortfall.

          Schedules  of the Group 7, 7A and 7B net funds  caps are  included  in this document.

     [Group 7 interest rate caps]

          [On or before the closing date,  the trustee,  acting on behalf of the trust,  may enter into one or more interest rate cap  agreements  with
          [Credit Suisse First Boston International], as counterparty,  whereby, in  consideration  for a  one-time  payment  by the  trust  to the cap counterparty on the closing date, the cap  counterparty  will agree to make certain  payments,  as described  below, on each related interest rate cap agreement payment date. Payments under any such interest rate cap agreement  will be available to cover basis risk  shortfalls for a related class of Group 7 Senior  Certificates,  realized losses on the group 7 mortgage loans and deferred amounts on the Class 7-M-1,  Class
          7-M-2,  Class 7-M-3 and Class 7-M-4  Certificates.  The first and last payment dates for any such  interest rate cap agreement  will occur on the dates specified in the prospectus supplement.

          Under any such interest rate cap agreement,  the cap counterparty will agree to make  payments on each  payment  date equal to the product of
          (i) a fraction,  the  numerator of which is the actual  number of days elapsed since the  immediately  preceding  interest rate cap agreement payment date (or, in the case of the first interest rate cap agreement payment  date,  the closing  date)  through,  but not  including,  the current  interest  rate cap  agreement  payment  date,  subject to the
          "Modified  Following"  Business Day Convention  (within the meaning of the 2000 ISDA Definitions),  and the denominator of which is 360, (ii)
          a  notional  amount  (as set  forth  in the  related  annex  for  such scheduled  interest  rate cap  agreement  payment  date) and (iii) the percentage  equal to the difference  between (1) the lesser of (a) the
          Index Rate for such  period and (b) the  percentage  specified  in the prospectus  supplement and (2) the cap strike rate for that period (as set forth in the related  annex for such  interest  rate cap agreement payment date); provided,  that if the Index Rate is less than or equal to the applicable  cap strike rate,  then the payment amount due under the related interest rate cap agreement will be zero.  Generally,  the
          "Index Rate" will be the rate for one-month  deposits in U.S.  Dollars which appear on the Telerate  Page 3750 two London  banking days prior to the  first  day of the  related  accrual  period  for  the  related interest  rate cap  agreement  or, if such rate does not appear on the
          Telerate Page 3750,  the rate  determined  based on the rates at which one-month  deposits in U.S. Dollars are offered by the reference banks to prime banks in the London interbank market.

                                                                              20

CREDIT SUISSE                                                   December 9, 2004
FIRST BOSTON                                                      (212) 538-3831
                      Adjustable Rate Mortgage Trust 2004-5
                                   TERM SHEET

          Any  amounts  received  by the  trust  administrator  under  any  such interest  rate cap  agreement  will be deposited to a related  account established  by the trust  administrator.  Amounts  on  deposit in the
          related   interest  rate  cap  account  will  be  distributed  on  any distribution date to the related class of Group 7 Senior Certificates, in respect of any  applicable  Basis Risk  Shortfall,  prior to giving effect to any withdrawals  from the Group 7 Basis Risk Reserve Fund or from amounts  available to be paid in respect of Basis Risk Shortfalls as described  herein on such  distribution  date. On any  distribution date,  after payment of applicable Basis Risk Shortfall to the related class of Group 7 Senior Certificates, the pro rata share, based on the amount  remaining on deposit in the related  interest rate cap account as a  percentage  of the  aggregate  amount  remaining  in the related interest rate cap account and all other interest rate cap accounts, in each case after  payments in respect of Basis Risk  Shortfalls  on the related class of certificates,  of remaining amounts on deposit in the related  interest  rate  cap  account,  will  be  distributed  in  the following order of priority:

          (i) to the Principal  Remittance Amounts for loan groups 7A and 7B, up to the amount of such  Realized  Losses on the  mortgage  loans in the related loan group incurred during the related  Collection Period, any shortfall  to be  allocated  pro rata  based  upon the  amount of such
          Realized Losses applicable to each such loan group; and

          (ii) to the Class  7-M-1,  Class  7-M-2,  Class  7-M-3 and Class 7-M-4
          Certificates,  in that order, any applicable Deferred Amounts prior to giving  effect to amounts  available to be paid in respect of Deferred
          Amounts as described herein on such distribution date.

          Amounts paid under the related interest rate cap agreement not used on any  distribution  date to pay Basis Risk  Shortfalls  on the  related class of Group 7 Senior  Certificates,  Realized Losses on the group 7 mortgage loans or Deferred  Amounts on the 7-M-1,  Class 7-M-2,  Class
          7-M-3 and Class  7-M-4  Certificates  will  remain on  deposit  in the related  interest  rate cap  account  and may be  available  on future distribution  dates to make the payments  described  in the  preceding paragraph;  provided,  however that such amounts will be paid into and distributed  out of a separate  trust created  pursuant to the pooling and servicing  agreement for the benefit of the Group 7  Certificates.
          However, at no time will the amount on deposit in the related interest rate cap account exceed the deposit amount.  The "deposit amount" will be  calculated  on each  distribution  date,  after  giving  effect to withdrawals  from  the  related  interest  rate  cap  account  on that distribution  date and  distributions  and allocation of losses on the certificates  on such  date,  and  will  equal  the  product  of (i) a fraction expressed as a percentage, the numerator of which is equal to the Class  Principal  Balance of the  related  class of Group 7 Senior
          Certificates after giving effect to distributions on such distribution date and the  denominator  of which  is equal to the  aggregate  Class
          Principal Balance of all other Group 7 Senior Certificates entitled to receive  payments  from an interest rate cap  agreement,  after giving effect  to  distributions  on such  distribution  date,  and  (ii) the excess, if any, of the Targeted  Overcollateralization Amount for such distribution  date  over  the  Overcollateralization  Amount  for such distribution date.

          Unless  terminated  earlier,  each interest  rate cap  agreement  will terminate on the date specified in the prospectus supplement. Both the trustee and the cap counterparty will have the right to terminate each interest  rate cap  agreement  for  certain  reasons  set forth in the documentation  associated  with  each  interest  rate  cap  agreement, including,  without limitation, the related ISDA Master Agreement, the
          Schedule  thereto and a  Confirmation  thereunder.  Although it is not anticipated  that there will be amounts payable by the trust,  certain amounts  may be payable  by the trust  under  each  interest  rate cap agreement  from funds  otherwise  distributable  to the holders of the certificates as a result of such termination.

                                                                              21

CREDIT SUISSE                                                   December 9, 2004
FIRST BOSTON                                                      (212) 538-3831
                      Adjustable Rate Mortgage Trust 2004-5
                                   TERM SHEET

VI.  BOND PROFILES

     GROUPS 1, 2, 3, 4, 5 and 6 BOND PROFILES TO CALL*:

15 CPB - Call (Y)	20 CPB - Call (Y)	22 CPB - Call (Y)	25 CPB - Call (Y)	27 CPB - Call (Y)	30 CPB - Call (Y)	35 CPB - Call (Y)	40 CPB - Call (Y)	45 CPB - Call (Y)	50 CPB - Call (Y)
1A - Run to the earlier of Loan Reset and 10% Optional Redemption										
WAL	2.27	2.08	2.01	1.91	1.84	1.74	1.59	1.44	1.31	1.18
Principal Window	Jan05 - Dec07	Jan05 - Dec07	Jan05 - Dec07	Jan05 - Dec07	Jan05 - Dec07	Jan05 - Dec07	Jan05 - Dec07	Jan05 - Dec07	Jan05 - Dec07	Jan05 - Dec07
Principal # Months	36	36	36	36	36	36	36	36	36	36
2A - Run to the earlier of Loan Reset and 10% Optional Redemption										
WAL	3.24	2.85	2.70	2.50	2.36	2.18	1.90	1.60	1.37	1.19
Principal Window	Jan05 - Dec09	Jan05 - Dec09	Jan05 - Dec09	Jan05 - Nov09	Jan05 - Oct09	Jan05 - Oct09	Jan05 - Aug09	Jan05 - Nov08	Jan05 - May08	Jan05 - Dec07
Principal # Months	60	60	60	59	58	58	56	47	41	36
3A - Run to the earlier of Loan Reset and 10% Optional Redemption										
WAL	3.94	3.02	2.73	2.50	2.36	2.18	1.89	1.59	1.37	1.19
Principal Window	Jan05 - Nov11	Jan05 - Jun10	Jan05 - Dec09	Jan05 - Nov09	Jan05 - Oct09	Jan05 - Oct09	Jan05 - Aug09	Jan05 - Nov08	Jan05 - May08	Jan05 - Dec07
Principal # Months	83	66	60	59	58	58	56	47	41	36
4A - Run to the earlier of Loan Reset and 10% Optional Redemption										
WAL	3.97	3.03	2.74	2.51	2.36	2.19	1.90	1.60	1.37	1.19
Principal Window	Jan05 - Nov11	Jan05 - Jun10	Jan05 - Dec09	Jan05 - Nov09	Jan05 - Oct09	Jan05 - Oct09	Jan05 - Aug09	Jan05 - Nov08	Jan05 - May08	Jan05 - Dec07
Principal # Months	83	66	60	59	58	58	56	47	41	36
5A - Run to the earlier of Loan Reset and 10% Optional Redemption										
WAL	2.02	1.87	1.81	1.73	1.67	1.59	1.47	1.35	1.23	1.12
Principal Window	Jan05 - Nov07	Jan05 - Nov07	Jan05 - Nov07	Jan05 - Nov07	Jan05 - Nov07	Jan05 - Nov07	Jan05 - Nov07	Jan05 - Nov07	Jan05 - Nov07	Jan05 - Nov07
Principal # Months	35	35	35	35	35	35	35	35	35	35
6A - Run to the earlier of Loan Reset and 10% Optional Redemption										
WAL	3.23	2.83	2.69	2.49	2.36	2.18	1.90	1.60	1.37	1.19
Principal Window	Jan05 - Nov09	Jan05 - Nov09	Jan05 - Nov09	Jan05 - Nov09	Jan05 - Oct09	Jan05 - Oct09	Jan05 - Aug09	Jan05 - Nov08	Jan05 - May08	Jan05 - Dec07
Principal # Months	59	59	59	59	58	58	56	47	41	36
Subordinate Classes - Run to the earlier of Loan Reset and 10% Optional Redemption										
WAL	4.86	4.27	4.04	3.91	3.82	3.70	3.45	3.05	2.71	2.46
Principal Window	Jan05 - Nov11	Jan05 - Jun10	Jan05 - Dec09	Jan05 - Nov09	Jan05 - Oct09	Jan05 - Oct09	Jan05 - Aug09	Jan05 - Nov08	Jan05 - May08	Jan05 - Dec07
Principal # Months	83	66	60	59	58	58	56	47	41	36

         *Assumes:

         1 Month LIBOR: 2.350%
         6 Month LIBOR: 2.631%
         1 Year LIBOR:  2.930%
         1 Year CMT:    2.573%
         **WAL's calculated from the settlement date assuming a 30/360 basis.

The  analyses,   calculations,  and  valuations  herein  are  based  on  certain assumptions  and data  provided by third  parties which may vary from the actual
characteristics   of  the  pool.   Credit  Suisse  First  Boston  LLC  makes  no
representation  that such  analyses or  calculations  are  accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the  information  contained in or filed in connection  with the  prospectus /
prospectus supplement.

                                                                              22

CREDIT SUISSE                                                   December 9, 2004
FIRST BOSTON                                                      (212) 538-3831
                      Adjustable Rate Mortgage Trust 2004-5
                                   TERM SHEET

         BOND PROFILES (Cont.)

         GROUPS 1, 2, 3, 4, 5 and 6 BOND PROFILES TO MATURITY*:

15 CPB - Call (N)	20 CPB - Call (N)	22 CPB - Call (N)	25 CPB - Call (N)	27 CPB - Call (N)	30 CPB - Call (N)	35 CPB - Call (N)	40 CPB - Call (N)	45 CPB - Call (N)	50 CPB - Call (N)
1A - Run to Earlier of Loan Reset and Maturity										
WAL	2.27	2.08	2.01	1.91	1.84	1.74	1.59	1.44	1.31	1.18
Principal Window	Jan05 - Dec07	Jan05 - Dec07	Jan05 - Dec07	Jan05 - Dec07	Jan05 - Dec07	Jan05 - Dec07	Jan05 - Dec07	Jan05 - Dec07	Jan05 - Dec07	Jan05 - Dec07
Principal # Months	36	36	36	36	36	36	36	36	36	36
2A - Run to Earlier of Loan Reset and Maturity										
WAL	3.24	2.85	2.70	2.50	2.37	2.19	1.92	1.68	1.48	1.29
Principal Window	Jan05 - Dec09	Jan05 - Dec09	Jan05 - Dec09	Jan05 - Dec09	Jan05 - Dec09	Jan05 - Dec09	Jan05 - Dec09	Jan05 - Dec09	Jan05 - Dec09	Jan05 - Dec09
Principal # Months	60	60	60	60	60	60	60	60	60	60
3A - Run to Earlier of Loan Reset and Maturity										
WAL	3.96	3.35	3.14	2.84	2.66	2.42	2.06	1.77	1.53	1.32
Principal Window	Jan05 - Dec11	Jan05 - Dec11	Jan05 - Dec11	Jan05 - Dec11	Jan05 - Dec11	Jan05 - Dec11	Jan05 - Dec11	Jan05 - Dec11	Jan05 - Dec11	Jan05 - Dec11
Principal # Months	84	84	84	84	84	84	84	84	84	84
4A - Run to Earlier of Loan Reset and Maturity										
WAL	4.68	3.79	3.49	3.10	2.86	2.56	2.14	1.81	1.55	1.33
Principal Window	Jan05 - Dec14	Jan05 - Dec14	Jan05 - Dec14	Jan05 - Dec14	Jan05 - Dec14	Jan05 - Dec14	Jan05 - Dec14	Jan05 - Dec14	Jan05 - Dec14	Jan05 - Dec14
Principal # Months	120	120	120	120	120	120	120	120	120	120
5A - Run to Earlier of Loan Reset and Maturity										
WAL	2.02	1.87	1.81	1.73	1.67	1.59	1.47	1.35	1.23	1.12
Principal Window	Jan05 - Nov07	Jan05 - Nov07	Jan05 - Nov07	Jan05 - Nov07	Jan05 - Nov07	Jan05 - Nov07	Jan05 - Nov07	Jan05 - Nov07	Jan05 - Nov07	Jan05 - Nov07
Principal # Months	35	35	35	35	35	35	35	35	35	35
6A - Run to Earlier of Loan Reset and Maturity										
WAL	3.23	2.83	2.69	2.49	2.36	2.18	1.91	1.68	1.48	1.29
Principal Window	Jan05 - Nov09	Jan05 - Nov09	Jan05 - Nov09	Jan05 - Nov09	Jan05 - Nov09	Jan05 - Nov09	Jan05 - Nov09	Jan05 - Nov09	Jan05 - Nov09	Jan05 - Nov09
Principal # Months	59	59	59	59	59	59	59	59	59	59
Subordinate Classes - Run to Earlier of Loan Reset and Maturity										
WAL	5.12	4.67	4.47	4.28	4.17	3.98	3.70	3.43	3.14	2.94
Principal Window	Jan05 - Dec14	Jan05 - Dec14	Jan05 - Dec14	Jan05 - Dec14	Jan05 - Dec14	Jan05 - Dec14	Jan05 - Dec14	Jan05 - Dec14	Jan05 - Dec14	Jan05 - Dec14
Principal # Months	120	120	120	120	120	120	120	120	120	120

         *Assumes:
         1 Month LIBOR: 2.350%
         6 Month LIBOR: 2.631%
         1 Year LIBOR:  2.930%
         1 Year CMT:    2.573%

         **WAL's calculated from the settlement date assuming a 30/360 basis.

The  analyses,   calculations,  and  valuations  herein  are  based  on  certain assumptions  and data  provided by third  parties which may vary from the actual
characteristics   of  the  pool.   Credit  Suisse  First  Boston  LLC  makes  no
representation  that such  analyses or  calculations  are  accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the  information  contained in or filed in connection  with the  prospectus /
prospectus supplement.

                                                                              23

CREDIT SUISSE                                                   December 9, 2004
FIRST BOSTON                                                      (212) 538-3831
                      Adjustable Rate Mortgage Trust 2004-5
                                   TERM SHEET

         BOND PROFILES (Cont.)

         GROUP 7 CERTIFICATE PROFILES TO CALL*:

Prepayment Speeds	15 CPR	20 CPR	25 CPR	28 CPR	30 CPR	32 CPR	35 CPR	40 CPR	45 CPR	50 CPR
7A1 - Run to the 10% Optional Redemption										
WAL	4.73	3.55	2.79	2.45	2.25	2.08	1.85	1.53	1.26	1.07
Principal Window	Jan05 - Oct17	Jan05 - Sep14	Jan05 - Sep12	Jan05 - Oct11	Jan05 - Apr11	Jan05 - Oct10	Jan05 - Mar10	Jan05 - Jun09	Jan05 - Oct08	Jan05 - Apr08
Principal # Months	154	117	93	82	76	70	63	54	46	40
7A2 - Run to the 10% Optional Redemption										
WAL	4.74	3.56	2.80	2.45	2.26	2.08	1.85	1.53	1.27	1.08
Principal Window	Jan05 - Oct17	Jan05 - Sep14	Jan05 - Sep12	Jan05 - Oct11	Jan05 - Apr11	Jan05 - Oct10	Jan05 - Mar10	Jan05 - Jun09	Jan05 - Oct08	Jan05 - Apr08
Principal # Months	154	117	93	82	76	70	63	54	46	40
7M1 - Run to the 10% Optional Redemption										
WAL	8.48	6.38	5.13	4.64	4.39	4.19	3.97	3.80	3.72	3.32
Principal Window	Jan09 - Oct17	Jan08 - Sep14	Jan08 - Sep12	Feb08 - Oct11	Feb08 - Apr11	Feb08 - Oct10	Mar08 - Mar10	Apr08 - Jun09	May08 - Oct08	Apr08 - Apr08
Principal # Months	106	81	57	45	39	33	25	15	6	1
7M2 - Run to the 10% Optional Redemption										
WAL	8.47	6.37	5.10	4.59	4.33	4.10	3.85	3.56	3.41	3.31
Principal Window	Jan09 - Oct17	Jan08 - Sep14	Jan08 - Sep12	Jan08 - Oct11	Jan08 - Apr11	Jan08 - Oct10	Feb08 - Mar10	Feb08 - Jun09	Feb08 - Oct08	Mar08 - Apr08
Principal # Months	106	81	57	46	40	34	26	17	9	2
7M3 - Run to the 10% Optional Redemption										
WAL	7.79	5.84	4.67	4.20	3.95	3.75	3.51	3.26	3.16	3.16
Principal Window	Jan09 - Jan17	Jan08 - Feb14	Jan08 - Mar12	Jan08 - May11	Jan08 - Nov10	Jan08 - Jun10	Jan08 - Nov09	Jan08 - Feb09	Jan08 - Jul08	Jan08 - Mar08
Principal # Months	97	74	51	41	35	30	23	14	7	3
7M4 - Run to the 10% Optional Redemption										
WAL	5.81	4.33	3.54	3.29	3.18	3.12	3.07	3.07	3.07	3.07
Principal Window	Jan09 - Dec12	Jan08 - Dec10	Jan08 - Sep09	Jan08 - Feb09	Jan08 - Oct08	Jan08 - Jul08	Jan08 - Feb08	Jan08 - Jan08	Jan08 - Jan08	Jan08 - Jan08
Principal # Months	48	36	21	14	10	7	2	1	1	1

         *Assumes:
         1 Month LIBOR: 2.350%
         6 Month LIBOR: 2.631%
         1 Year LIBOR:  2.930%
         1 Year CMT:    2.573%

         **WAL's calculated from the settlement date assuming a 30/360 basis and excluding cross-collateralization from loan groups 5 and 6.

The  analyses,   calculations,  and  valuations  herein  are  based  on  certain assumptions  and data  provided by third  parties which may vary from the actual
characteristics   of  the  pool.   Credit  Suisse  First  Boston  LLC  makes  no
representation  that such  analyses or  calculations  are  accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the  information  contained in or filed in connection  with the  prospectus /
prospectus supplement.

                                                                              24

CREDIT SUISSE                                                   December 9, 2004
FIRST BOSTON                                                      (212) 538-3831
                      Adjustable Rate Mortgage Trust 2004-5
                                   TERM SHEET

         BOND PROFILES (Cont.)

         GROUP 7 CERTIFICATE PROFILES TO MATURITY*:

Prepayment Speeds	15 CPR	20 CPR	25 CPR	28 CPR	30 CPR	32 CPR	35 CPR	40 CPR	45 CPR	50 CPR
7A1 - Run to Maturity										
WAL	5.10	3.85	3.04	2.67	2.46	2.27	2.02	1.67	1.38	1.13
Principal Window	Jan05 - Dec29	Jan05 - Jul25	Jan05 - Oct21	Jan05 - Dec19	Jan05 - Nov18	Jan05 - Dec17	Jan05 - Sep16	Jan05 - Dec14	Jan05 - Jul13	Jan05 - May12
Principal # Months	300	247	202	180	167	156	141	120	103	89
7A2 - Run to Maturity										
WAL	5.11	3.87	3.05	2.68	2.47	2.28	2.03	1.68	1.39	1.13
Principal Window	Jan05 - Mar30	Jan05 - Oct25	Jan05 - Jan22	Jan05 - Mar20	Jan05 - Feb19	Jan05 - Feb18	Jan05 - Nov16	Jan05 - Feb15	Jan05 - Sep13	Jan05 - Jul12
Principal # Months	303	250	205	183	170	158	143	122	105	91
7M1 - Run to Maturity										
WAL	9.11	6.89	5.53	5.00	4.73	4.51	4.26	4.04	4.02	4.29
Principal Window	Jan09 - Jul24	Jan08 - Apr20	Jan08 - Apr17	Feb08 - Nov15	Feb08 - Feb15	Feb08 - May14	Mar08 - Jun13	Apr08 - Feb12	May08 - Feb11	Jun08 - Jun10
Principal # Months	187	148	112	94	85	76	64	47	34	25
7M2 - Run to Maturity										
WAL	8.68	6.54	5.23	4.70	4.43	4.20	3.94	3.64	3.47	3.41
Principal Window	Jan09 - Jun20	Jan08 - Nov16	Jan08 - Jun14	Jan08 - Apr13	Jan08 - Sep12	Jan08 - Feb12	Feb08 - May11	Feb08 - Jun10	Feb08 - Aug09	Mar08 - Jan09
Principal # Months	138	107	78	64	57	50	40	29	19	11
7M3 - Run to Maturity										
WAL	7.79	5.84	4.67	4.20	3.95	3.75	3.51	3.26	3.16	3.16
Principal Window	Jan09 - Jan17	Jan08 - Feb14	Jan08 - Mar12	Jan08 - May11	Jan08 - Nov10	Jan08 - Jun10	Jan08 - Nov09	Jan08 - Feb09	Jan08 - Jul08	Jan08 - Mar08
Principal # Months	97	74	51	41	35	30	23	14	7	3
7M4 - Run to Maturity										
WAL	5.81	4.33	3.54	3.29	3.18	3.12	3.07	3.07	3.07	3.07
Principal Window	Jan09 - Dec12	Jan08 - Dec10	Jan08 - Sep09	Jan08 - Feb09	Jan08 - Oct08	Jan08 - Jul08	Jan08 - Feb08	Jan08 - Jan08	Jan08 - Jan08	Jan08 - Jan08
Principal # Months	48	36	21	14	10	7	2	1	1	1

         *Assumes:
         1 Month LIBOR: 2.350%
         6 Month LIBOR: 2.631%
         1 Year LIBOR:  2.930%
         1 Year CMT:    2.573%
         **WAL's calculated from the settlement date assuming a 30/360 basis and excluding cross-collateralization from loan groups 5 and 6.

The  analyses,   calculations,  and  valuations  herein  are  based  on  certain assumptions  and data  provided by third  parties which may vary from the actual
characteristics   of  the  pool.   Credit  Suisse  First  Boston  LLC  makes  no
representation  that such  analyses or  calculations  are  accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the  information  contained in or filed in connection  with the  prospectus /
prospectus supplement.

                                                                              25

CREDIT SUISSE                                                   December 9, 2004
FIRST BOSTON                                                      (212) 538-3831
                      Adjustable Rate Mortgage Trust 2004-5
                                   TERM SHEET

VII.  Net Funds Cap

      Group 7 - Flat LIBOR*
      Note: All Group 7 LIBOR Certificates are subject to an 11.00% hard cap.

         * Assumes each underlying Collateral index remains constant at the below levels and all collateral pays at 30% CPR.
         1 Month LIBOR: 2.350%
         6 Month LIBOR: 2.631%
         1 Year LIBOR:  2.930%
         1 Year CMT:    2.573%
         ** Adjusted to an Actual/360 basis assuming payments are made on the dates indicated.

The  analyses,   calculations,  and  valuations  herein  are  based  on  certain assumptions  and data  provided by third  parties which may vary from the actual
characteristics   of  the  pool.   Credit  Suisse  First  Boston  LLC  makes  no
representation  that such  analyses or  calculations  are  accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the  information  contained in or filed in connection  with the  prospectus /
prospectus supplement.

                                                                              26

CREDIT SUISSE                                                   December 9, 2004
FIRST BOSTON                                                      (212) 538-3831
                      Adjustable Rate Mortgage Trust 2004-5
                                   TERM SHEET

         Net Funds Cap (Cont.)

      Group 7A - Flat LIBOR*
      Note: All Group 7A LIBOR Certificates are subject to an 11.00% hard cap.

      * Assumes each underlying Collateral index remains constant at the below levels and all collateral pays at 30% CPR.
         1 Month LIBOR: 2.350%
         6 Month LIBOR: 2.631%
         1 Year LIBOR:  2.930%
         1 Year CMT:    2.573%
     ** Adjusted to an Actual/360 basis assuming payments are made on the dates indicated.

The  analyses,   calculations,  and  valuations  herein  are  based  on  certain assumptions  and data  provided by third  parties which may vary from the actual
characteristics   of  the  pool.   Credit  Suisse  First  Boston  LLC  makes  no
representation  that such  analyses or  calculations  are  accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the  information  contained in or filed in connection  with the  prospectus /
prospectus supplement.

                                                                              27

CREDIT SUISSE                                                   December 9, 2004
FIRST BOSTON                                                      (212) 538-3831
                      Adjustable Rate Mortgage Trust 2004-5
                                   TERM SHEET

         Net Funds Cap (Cont.)

      Group 7B - Flat LIBOR*
      Note: All Group 7B LIBOR Certificates are subject to an 11.00% hard cap.

         * Assumes each underlying Collateral index remains constant at the below levels and all collateral pays at 30% CPR.
         1 Month LIBOR: 2.350%
         6 Month LIBOR: 2.631%
         1 Year LIBOR:              2.930%
         1 Year CMT:                2.573%

        ** Adjusted to an Actual/360 basis assuming payments are made on the dates indicated.

The  analyses,   calculations,  and  valuations  herein  are  based  on  certain assumptions  and data  provided by third  parties which may vary from the actual
characteristics   of  the  pool.   Credit  Suisse  First  Boston  LLC  makes  no
representation  that such  analyses or  calculations  are  accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the  information  contained in or filed in connection  with the  prospectus /
prospectus supplement.

                                                                              28

CREDIT SUISSE                                                   December 9, 2004
FIRST BOSTON                                                      (212) 538-3831
                      Adjustable Rate Mortgage Trust 2004-5
                                   TERM SHEET

      Net Funds Cap (Cont.)

      Group 7 - Stressed LIBOR*
      Note: All Group 7 LIBOR Certificates are subject to an 11.00% hard cap.

         * Assumes each underlying Collateral index instantaneously rises to
           20.00% and all collateral pays at 30% CPR.

        ** Adjusted to an Actual/360 basis assuming payments are made on the dates indicated.

The  analyses,   calculations,  and  valuations  herein  are  based  on  certain assumptions  and data  provided by third  parties which may vary from the actual
characteristics   of  the  pool.   Credit  Suisse  First  Boston  LLC  makes  no
representation  that such  analyses or  calculations  are  accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the  information  contained in or filed in connection  with the  prospectus /
prospectus supplement.

                                                                              29

CREDIT SUISSE                                                   December 9, 2004
FIRST BOSTON                                                      (212) 538-3831
                      Adjustable Rate Mortgage Trust 2004-5
                                   TERM SHEET

      Net Funds Cap (Cont.)

      Group 7A - Stressed LIBOR*
      Note: All Group 7A LIBOR Certificates are subject to an 11.00% hard cap.

       * Assumes each underlying Collateral index instantaneously rises to
         20.00% and all collateral pays at 30% CPR. ** Adjusted to an Actual/360 basis assuming payments are made on the dates indicated.

The  analyses,   calculations,  and  valuations  herein  are  based  on  certain assumptions  and data  provided by third  parties which may vary from the actual
characteristics   of  the  pool.   Credit  Suisse  First  Boston  LLC  makes  no
representation  that such  analyses or  calculations  are  accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the  information  contained in or filed in connection  with the  prospectus /
prospectus supplement.

                                                                              30

CREDIT SUISSE                                                   December 9, 2004
FIRST BOSTON                                                      (212) 538-3831
                      Adjustable Rate Mortgage Trust 2004-5
                                   TERM SHEET

      Net Funds Cap (Cont.)

      Group 7B - Stressed LIBOR*
      Note: All Group 7B LIBOR Certificates are subject to an 11.00% hard cap.

       * Assumes each underlying Collateral index instantaneously rises to
         20.00% and all collateral pays at 30% CPR. ** Adjusted to an Actual/360 basis assuming payments are made on the dates indicated.

The  analyses,   calculations,  and  valuations  herein  are  based  on  certain assumptions  and data  provided by third  parties which may vary from the actual
characteristics   of  the  pool.   Credit  Suisse  First  Boston  LLC  makes  no
representation  that such  analyses or  calculations  are  accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the  information  contained in or filed in connection  with the  prospectus /
prospectus supplement.

                                                                              31

CREDIT SUISSE                                                   December 9, 2004
FIRST BOSTON                                                      (212) 538-3831
                      Adjustable Rate Mortgage Trust 2004-5
                                   TERM SHEET

VIII. GROUP 7 Excess Interest

         Assuming Flat Rates *

Period	Distribution Date	XS-Interest (%)	Period	Distribution Date	XS-Interest (%)
1	25-Jan-05	3.6180	37	25-Jan-08	2.9972
2	25-Feb-05	3.2536	38	25-Feb-08	3.0370
3	25-Mar-05	3.5352	39	25-Mar-08	3.2406
4	25-Apr-05	3.2563	40	25-Apr-08	3.0619
5	25-May-05	3.3520	41	25-May-08	3.1633
6	25-Jun-05	3.2578	42	25-Jun-08	3.0767
7	25-Jul-05	3.3488	43	25-Jul-08	3.1719
8	25-Aug-05	3.2544	44	25-Aug-08	3.0819
9	25-Sep-05	3.2523	45	25-Sep-08	3.0846
10	25-Oct-05	3.3431	46	25-Oct-08	3.1797
11	25-Nov-05	3.2420	47	25-Nov-08	3.0901
12	25-Dec-05	3.3330	48	25-Dec-08	3.1849
13	25-Jan-06	3.2380	49	25-Jan-09	3.0954
14	25-Feb-06	3.2297	50	25-Feb-09	3.0982
15	25-Mar-06	3.5063	51	25-Mar-09	3.3768
16	25-Apr-06	3.2247	52	25-Apr-09	3.1041
17	25-May-06	3.3238	53	25-May-09	3.1988
18	25-Jun-06	3.2282	54	25-Jun-09	3.1103
19	25-Jul-06	3.3192	55	25-Jul-09	3.2051
20	25-Aug-06	3.2233	56	25-Aug-09	3.1169
21	25-Sep-06	3.2217	57	25-Sep-09	3.1204
22	25-Oct-06	3.2801	58	25-Oct-09	3.1572
23	25-Nov-06	3.1604	59	25-Nov-09	2.9275
24	25-Dec-06	3.2547	60	25-Dec-09	3.0193
25	25-Jan-07	3.1580	61	25-Jan-10	2.9323
26	25-Feb-07	3.1528	62	25-Feb-10	2.9364
27	25-Mar-07	3.4321	63	25-Mar-10	3.2121
28	25-Apr-07	3.1466	64	25-Apr-10	2.9449
29	25-May-07	3.2377	65	25-May-10	3.0396
30	25-Jun-07	3.1401	66	25-Jun-10	2.9540
31	25-Jul-07	3.2312	67	25-Jul-10	3.0487
32	25-Aug-07	3.1332	68	25-Aug-10	2.9637
33	25-Sep-07	3.1236	69	25-Sep-10	2.9687
34	25-Oct-07	3.2128	70	25-Oct-10	3.0634
35	25-Nov-07	3.0312	71	25-Nov-10	2.9794
36	25-Dec-07	3.0964	72	25-Dec-10	3.0735

        * Assumes each underlying Collateral index remains constant at the below levels and all collateral pays at 30% CPR.
         1 Month LIBOR: 2.350%
         6 Month LIBOR: 2.631%
         1 Year LIBOR:  2.930%
         1 Year CMT:    2.573%

The  analyses,   calculations,  and  valuations  herein  are  based  on  certain assumptions  and data  provided by third  parties which may vary from the actual
characteristics   of  the  pool.   Credit  Suisse  First  Boston  LLC  makes  no
representation  that such  analyses or  calculations  are  accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the  information  contained in or filed in connection  with the  prospectus /
prospectus supplement.

                                                                              32

CREDIT SUISSE                                                   December 9, 2004
FIRST BOSTON                                                      (212) 538-3831
                      Adjustable Rate Mortgage Trust 2004-5
                                   TERM SHEET

         GROUP 7 Excess Interest (Cont.)

         Forward Curve*

Period	Distribution Date	XS-Interest (%)	Period	Distribution Date	XS-Interest (%)
1	25-Jan-05	3.5119	37	25-Jan-08	2.2886
2	25-Feb-05	3.1319	38	25-Feb-08	2.3583
3	25-Mar-05	3.3914	39	25-Mar-08	2.5867
4	25-Apr-05	2.6477	40	25-Apr-08	2.3090
5	25-May-05	2.8762	41	25-May-08	2.4666
6	25-Jun-05	2.7394	42	25-Jun-08	2.5779
7	25-Jul-05	2.5371	43	25-Jul-08	2.5073
8	25-Aug-05	2.5038	44	25-Aug-08	2.2549
9	25-Sep-05	2.3531	45	25-Sep-08	2.3966
10	25-Oct-05	2.4267	46	25-Oct-08	2.4501
11	25-Nov-05	2.2647	47	25-Nov-08	2.3866
12	25-Dec-05	2.5531	48	25-Dec-08	2.5797
13	25-Jan-06	2.1999	49	25-Jan-09	2.3050
14	25-Feb-06	2.1796	50	25-Feb-09	2.3467
15	25-Mar-06	2.5991	51	25-Mar-09	2.9484
16	25-Apr-06	1.7924	52	25-Apr-09	2.0560
17	25-May-06	2.1315	53	25-May-09	2.5768
18	25-Jun-06	1.9759	54	25-Jun-09	2.3057
19	25-Jul-06	1.9883	55	25-Jul-09	2.6299
20	25-Aug-06	1.8520	56	25-Aug-09	2.3751
21	25-Sep-06	1.6985	57	25-Sep-09	2.2759
22	25-Oct-06	2.3514	58	25-Oct-09	2.5007
23	25-Nov-06	2.3508	59	25-Nov-09	2.6818
24	25-Dec-06	2.3934	60	25-Dec-09	2.8987
25	25-Jan-07	2.3619	61	25-Jan-10	2.6203
26	25-Feb-07	2.2708	62	25-Feb-10	2.6718
27	25-Mar-07	2.7845	63	25-Mar-10	3.3083
28	25-Apr-07	1.9960	64	25-Apr-10	2.3626
29	25-May-07	2.4204	65	25-May-10	2.9282
30	25-Jun-07	2.2764	66	25-Jun-10	2.6554
31	25-Jul-07	2.3179	67	25-Jul-10	3.0018
32	25-Aug-07	2.1888	68	25-Aug-10	2.7490
33	25-Sep-07	2.0796	69	25-Sep-10	2.6518
34	25-Oct-07	2.2633	70	25-Oct-10	2.8537
35	25-Nov-07	2.2210	71	25-Nov-10	2.7790
36	25-Dec-07	2.6794	72	25-Dec-10	3.0021

         *See Stressed Indices chart on page 35.

The  analyses,   calculations,  and  valuations  herein  are  based  on  certain assumptions  and data  provided by third  parties which may vary from the actual
characteristics   of  the  pool.   Credit  Suisse  First  Boston  LLC  makes  no
representation  that such  analyses or  calculations  are  accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the  information  contained in or filed in connection  with the  prospectus /
prospectus supplement.

                                                                              33

CREDIT SUISSE                                                   December 9, 2004
FIRST BOSTON                                                      (212) 538-3831
                      Adjustable Rate Mortgage Trust 2004-5
                                   TERM SHEET

IX.   BREAK EVEN CDR LOSS SCENARIOS

The  analyses,   calculations,  and  valuations  herein  are  based  on  certain assumptions  and data  provided by third  parties which may vary from the actual
characteristics   of  the  pool.   Credit  Suisse  First  Boston  LLC  makes  no
representation  that such  analyses or  calculations  are  accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the  information  contained in or filed in connection  with the  prospectus /
prospectus supplement.

                                                                              34

CREDIT SUISSE                                                   December 9, 2004
FIRST BOSTON                                                      (212) 538-3831
                      Adjustable Rate Mortgage Trust 2004-5
                                   TERM SHEET

X.  CONTACTS

        --------------------------------------------------------------------------------------------
                                                ARMs TRADING DESK
        --------------------------------------------------------------------------------------------
                      Contact                Phone          Fax                E-mail
        Mark Tecotzky                    212-538-3831  212-743-5384    mark.tecotzky@csfb.com
        Managing Director - ARM Trading

        Andrew Belcher                   212-538-3831  212-743-5384   andrew.belcher@csfb.com
        Associate - ARM Trading

        Patrick Gallagher                212-538-3831  212-743-2749  patrick.gallagher@csfb.com
        Associate - ARM Structuring

        James Buccola                    212-538-3831  212-743-4863    james.buccola@csfb.com
        Analyst
        --------------------------------------------------------------------------------------------
                                                 STRUCTURE
        --------------------------------------------------------------------------------------------
                      Contact                Phone          Fax                E-mail
        John P. Graham                   212-325-6201  212-743-4683    john.p.graham@csfb.com
        Director

        Bruce Kaiserman                  212-538-1662  617-326-7636   bruce.kaiserman@csfb.com
        Director

        Peter J. Sack                    212-325-7892  212-743-5261     peter.sack@csfb.com
        Vice President

        Josef Bittman                    212-538-6611  212-743-4506    josef.bittman@csfb.com
        Associate
        --------------------------------------------------------------------------------------------
                                                 COLLATERAL
        --------------------------------------------------------------------------------------------
                      Contact                Phone          Fax                E-mail
        Bryan Gallagher                  212-325-0317  212-743-4877   bryan.Gallagher@csfb.com
        Vice President

        Michael De Palma                 212-538-5423  212-743-4876   michael.depalma@csfb.com
        Collateral Analyst
        --------------------------------------------------------------------------------------------

The  analyses,   calculations,  and  valuations  herein  are  based  on  certain assumptions  and data  provided by third  parties which may vary from the actual
characteristics   of  the  pool.   Credit  Suisse  First  Boston  LLC  makes  no
representation  that such  analyses or  calculations  are  accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the  information  contained in or filed in connection  with the  prospectus /
prospectus supplement.

                                                                              35

CREDIT SUISSE                                                   December 9, 2004
FIRST BOSTON                                                      (212) 538-3831
                      Adjustable Rate Mortgage Trust 2004-5
                                   TERM SHEET

XI.  COLLATERAL SUMMARY

     NOTE:  Information  contained  herein reflects the December 1, 2004 cut-off date scheduled balances and may include a portion of the prefunding.

-------------------------------------------------------------------------------------------------------------
                                      Loan Group 1 Collateral Details
-------------------------------------------------------------------------------------------------------------
Gross WAC                         [5.009]%             Total Loan Balance                $[87,497,057.87]
Net WAC                           [4.692]%             Average Loan Balance                 $[494,333.66]
WA Gross Margin                   [2.296]%             Maximum Loan Balance                  $[1,330,000]
WA Net Margin                     [1.979]%             California Concentration                   [66.49]%
Index:  6 Month LIBOR             [27.82]%             Northern CA Concentration                  [28.80]%
           1 Year LIBOR           [71.37]%             Southern CA Concentration                  [36.25]%
           1 Year CMT              [0.81]%             WA Original LTV                            [74.90]%
                                                       WA Credit Score                              [729]
WA Months to Reset                    [35]             Full/Alt Doc*                              [28.29]%
Interest Only Loans               [79.76]%             Reduced Doc*                               [60.39]%
WAM                                  [359]             Prepayment Penalties                       [14.08]%
-------------------------------------------------------------------------------------------------------------
                                      Loan Group 2 Collateral Details
-------------------------------------------------------------------------------------------------------------
Gross WAC                         [5.413]%             Total Loan Balance               $[169,598,746.29]
Net WAC                           [5.076]%             Average Loan Balance                 $[528,345.00]
WA Gross Margin                   [2.357]%             Maximum Loan Balance               $[2,307,500.00]
WA Net Margin                     [2.020]%             California Concentration                   [66.64]%
Index:  6 Month LIBOR             [30.98]%             Northern CA Concentration                  [28.04]%
           1 Year LIBOR           [68.07]%             Southern CA Concentration                  [37.95]%
           1 Year CMT              [0.95]%             WA Original LTV                            [72.99]%
                                                       WA Credit Score                              [726]
WA Months to Reset                    [58]             Full/Alt Doc*                              [25.86]%
Interest Only Loans               [80.25]%             Reduced Doc*                               [46.72]%
WAM                                  [358]             Prepayment Penalties                       [12.78]%
-------------------------------------------------------------------------------------------------------------
                                      Loan Group 3 Collateral Details
-------------------------------------------------------------------------------------------------------------
Gross WAC                         [5.516]%             Total Loan Balance               $[127,963,092.37]
Net WAC                           [5.040]%             Average Loan Balance                 $[484,708.68]
WA Gross Margin                   [2.262]%             Maximum Loan Balance               $[1,000,000.00]
WA Net Margin                     [1.786]%             California Concentration                   [55.96]%
Index:  6 Month LIBOR             [12.50]%             Northern CA Concentration                  [20.01]%
           1 Year LIBOR           [85.86]%             Southern CA Concentration                  [35.94]%
           1 Year CMT              [1.65]%             WA Original LTV                            [74.15]%
                                                       WA Credit Score                              [739]
WA Months to Reset                    [83]             Full/Alt Doc*                              [26.36]%
Interest Only Loans               [71.62]%             Reduced Doc*                               [50.72]%
WAM                                  [359]             Prepayment Penalties                        [2.36]%
-------------------------------------------------------------------------------------------------------------

The  analyses,   calculations,  and  valuations  herein  are  based  on  certain assumptions  and data  provided by third  parties which may vary from the actual
characteristics   of  the  pool.   Credit  Suisse  First  Boston  LLC  makes  no
representation  that such  analyses or  calculations  are  accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the  information  contained in or filed in connection  with the  prospectus /
prospectus supplement.

                                                                              36

CREDIT SUISSE                                                   December 9, 2004
FIRST BOSTON                                                      (212) 538-3831
                      Adjustable Rate Mortgage Trust 2004-5
                                   TERM SHEET

COLLATERAL SUMMARY (continued)

NOTE:  Information  contained  herein reflects the December 1, 2004 cut-off date scheduled balances and may include a portion of the prefunding.

-------------------------------------------------------------------------------------------------------------
                                      Loan Group 4 Collateral Details
-------------------------------------------------------------------------------------------------------------

Gross WAC                         [5.642]%             Total Loan Balance               $[107,623,812.42]
Net WAC                           [5.386]%             Average Loan Balance                 $[566,441.12]
WA Gross Margin                   [2.262]%             Maximum Loan Balance               $[1,495,000.00]
WA Net Margin                     [2.005]%             California Concentration                  [65.47]%
Index:  6 Month LIBOR              [0.00]%             Northern CA Concentration                 [17.21]%
           1 Year LIBOR           [99.35]%             Southern CA Concentration                 [48.25]%
           1 Year CMT              [0.65]%             WA Original LTV                           [72.37]%
                                                       WA Credit Score                              [740]
WA Months to Reset                   [120]             Full/Alt Doc*                             [32.75]%
Interest Only Loans               [80.00]%             Reduced Doc*                              [48.40]%
WAM                                  [360]             Prepayment Penalties                       [0.00]%
-------------------------------------------------------------------------------------------------------------
                                      Loan Group 5 Collateral Details
-------------------------------------------------------------------------------------------------------------
Gross WAC                         [5.186]%             Total Loan Balance                $[83,442,513.06]
Net WAC                           [4.835]%             Average Loan Balance                 $[215,613.73]
WA Gross Margin                   [2.473]%             Maximum Loan Balance                 $[424,000.00]
WA Net Margin                     [2.122]%             California Concentration                  [33.14]%
Index:  6 Month LIBOR             [74.83]%             Northern CA Concentration                 [13.20]%
           1 Year LIBOR           [25.17]%             Southern CA Concentration                 [19.59]%
           1 Year CMT              [0.00]%             WA Original LTV                           [75.13]%
                                                       WA Credit Score                              [715]
WA Months to Reset                    [31]             Full/Alt Doc*                             [36.23]%
Interest Only Loans               [66.15]%             Reduced Doc*                              [44.25]%
WAM                                  [358]             Prepayment Penalties                      [30.86]%
-------------------------------------------------------------------------------------------------------------
                                      Loan Group 6 Collateral Details
-------------------------------------------------------------------------------------------------------------
Gross WAC                         [5.671]%             Total Loan Balance               $[102,351,086.34]
Net WAC                           [5.296]%             Average Loan Balance                 $[204,293.59]
WA Gross Margin                   [2.443]%             Maximum Loan Balance                 $[387,199.99]
WA Net Margin                     [2.068]%             California Concentration                  [33.11]%
Index:  6 Month LIBOR             [41.12]%             Northern CA Concentration                  [7.89]%
           1 Year LIBOR           [58.67]%             Southern CA Concentration                 [24.76]%
           1 Year CMT              [0.21]%             WA Original LTV                           [75.60]%
                                                       WA Credit Score                              [713]
WA Months to Reset                    [58]             Full/Alt Doc*                             [28.28]%
Interest Only Loans               [81.43]%             Reduced Doc*                              [39.28]%
WAM                                  [358]             Prepayment Penalties                      [25.26]%
-------------------------------------------------------------------------------------------------------------

The  analyses,   calculations,  and  valuations  herein  are  based  on  certain assumptions  and data  provided by third  parties which may vary from the actual
characteristics   of  the  pool.   Credit  Suisse  First  Boston  LLC  makes  no
representation  that such  analyses or  calculations  are  accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the  information  contained in or filed in connection  with the  prospectus /
prospectus supplement.

                                                                              37

CREDIT SUISSE                                                   December 9, 2004
FIRST BOSTON                                                      (212) 538-3831
                      Adjustable Rate Mortgage Trust 2004-5
                                   TERM SHEET

COLLATERAL SUMMARY (continued)

NOTE:  Information  contained  herein reflects the December 1, 2004 cut-off date scheduled balances and may include a portion of the prefunding.

-------------------------------------------------------------------------------------------------------------
                              Loan Groups 1,2,3,4, 5 and 6 Collateral Details
-------------------------------------------------------------------------------------------------------------
Gross WAC                         [5.428]%             Total Loan Balance               $[678,476,308.35]
Net WAC                           [5.073]%             Average Loan Balance                 $[368,737.12]
WA Gross Margin                   [2.343]%             Maximum Loan Balance               $[2,307,500.00]
WA Net Margin                     [1.988]%             California Concentration                  [55.24]%
Index:  6 Month LIBOR             [29.10]%             Northern CA Concentration                 [20.04]%
           1 Year LIBOR           [70.12]%             Southern CA Concentration                 [34.74]%
           1 Year CMT              [0.79]%             WA Original LTV                           [74.01]%
                                                       WA Credit Score                              [728]
WA Months to Reset                    [66]             Full/Alt Doc*                             [29.00]%
Interest Only Loans               [76.96]%             Reduced Doc*                              [48.08]%
WAM                                  [359]             Prepayment Penalties                      [13.06]%
-------------------------------------------------------------------------------------------------------------

The  analyses,   calculations,  and  valuations  herein  are  based  on  certain assumptions  and data  provided by third  parties which may vary from the actual
characteristics   of  the  pool.   Credit  Suisse  First  Boston  LLC  makes  no
representation  that such  analyses or  calculations  are  accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the  information  contained in or filed in connection  with the  prospectus /
prospectus supplement.

                                                                              38

CREDIT SUISSE                                                   December 9, 2004
FIRST BOSTON                                                      (212) 538-3831
                      Adjustable Rate Mortgage Trust 2004-5
                                   TERM SHEET

COLLATERAL SUMMARY (continued)

NOTE:  Information  contained  herein reflects the December 1, 2004 cut-off date scheduled balances and may include a portion of the prefunding.

-------------------------------------------------------------------------------------------------------------
                                      Loan Group 7A Collateral Details
-------------------------------------------------------------------------------------------------------------
Gross WAC                         [6.378]%             Total Loan Balance               $[114,162,105.24]
Net WAC                           [6.103]%             Average Loan Balance                 $[192,192.10]
WA Gross Margin                   [3.366]%             Maximum Loan Balance                 $[511,638.64]
WA Net Margin                     [3.090]%             California Concentration                  [24.85]%
Index:  6 Month LIBOR             [90.06]%             Northern CA Concentration                 [10.36]%
           1 Year LIBOR            [9.30]%             Southern CA Concentration                 [14.32]%
           1 Year CMT              [0.64]%             WA Original LTV                           [79.72]%
                                                       WA Credit Score**                            [695]
WA Months to Reset                    [32]             Full/Alt Doc*                             [15.93]%
Interest Only Loans               [32.27]%             Reduced Doc*                              [50.57]%
WAM                                  [357]             Prepayment Penalties                      [44.23]%
-------------------------------------------------------------------------------------------------------------
                                      Loan Group 7B Collateral Details
-------------------------------------------------------------------------------------------------------------
Gross WAC                         [6.408]%             Total Loan Balance               $[255,676,707.58]
Net WAC                           [6.134]%             Average Loan Balance                 $[263,041.88]
WA Gross Margin                   [3.375]%             Maximum Loan Balance               $[1,144,831.61]
WA Net Margin                     [3.101]%             California Concentration                  [24.95]%
Index:  6 Month LIBOR             [91.61]%             Northern CA Concentration                 [11.64]%
           1 Year LIBOR            [7.67]%             Southern CA Concentration                 [13.31]%
           1 Year CMT              [0.72]%             WA Original LTV                           [79.58]%
                                                       WA Credit Score**                            [695]
WA Months to Reset                    [31]             Full/Alt Doc*                             [16.26]%
Interest Only Loans               [32.89]%             Reduced Doc*                              [50.29]%
WAM                                  [357]             Prepayment Penalties                      [43.66]%
-------------------------------------------------------------------------------------------------------------
                                  Loan Group 7A and 7B Collateral Details
-------------------------------------------------------------------------------------------------------------
Gross WAC                         [6.399]%             Total Loan Balance               $[369,838,812.81]
Net WAC                           [6.124]%             Average Loan Balance                 $[236,167.82]
WA Gross Margin                   [3.372]%             Maximum Loan Balance               $[1,144,831.61]
WA Net Margin                     [3.098]%             California Concentration                  [24.92]%
Index:  6 Month LIBOR             [91.13]%             Northern CA Concentration                 [11.25]%
           1 Year LIBOR            [8.17]%             Southern CA Concentration                 [13.62]%
           1 Year CMT              [0.69]%             WA Original LTV                           [79.62]%
                                                       WA Credit Score**                            [695]
WA Months to Reset                    [32]             Full/Alt Doc*                             [16.16]%
Interest Only Loans               [32.70]%             Reduced Doc*                              [50.38]%
WAM                                  [357]             Prepayment Penalties                      [43.84]%
-------------------------------------------------------------------------------------------------------------

The  analyses,   calculations,  and  valuations  herein  are  based  on  certain assumptions  and data  provided by third  parties which may vary from the actual
characteristics   of  the  pool.   Credit  Suisse  First  Boston  LLC  makes  no
representation  that such  analyses or  calculations  are  accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the  information  contained in or filed in connection  with the  prospectus /
prospectus supplement.

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CREDIT SUISSE                                                   December 9, 2004
FIRST BOSTON                                                      (212) 538-3831
                      Adjustable Rate Mortgage Trust 2004-5
                                   TERM SHEET

     *The mortgage  loans have been  originated  under "full" or  "alternative,"
     "reduced  documentation,"  "stated  income/stated  assets" or "no income/no asset" programs. The "alternative," "reduced," "stated income/stated asset"
     and "no income/no asset" programs  generally require either  alternative or less  documentation  and verification than do full  documentation  programs which generally require standard Fannie  Mae/Freddie Mac approved forms for verification of  income/employment,  assets and certain payment  histories.
     Generally,  an "alternative"  documentation  program  requires  information regarding the mortgagor's  income (i.e.,  W-2 forms, tax returns and/or pay stubs)  and  assets  (i.e.,  bank  statements)  as does a "full  doc" loan, however,  alternative forms of standard  verifications are used. Generally, under both  "full" and  "alternative"  documentation  programs at least one year of income  documentation  is  provided.  Generally,  under a  "reduced documentation"  program,  either no  verification  of a mortgagor's  stated
     income is undertaken by the originator or no  verification of a mortgagor's assets is  undertaken  by the  originator.  Under a  "stated  income/stated
     assets"  program,  no  verification  of  either a  mortgagor's  income or a mortgagor's assets is undertaken by the originator although both income and assets are stated on the loan  application and a  "reasonableness  test" is applied.  Generally, under a "no income/no asset" program, the mortgagor is not  required  to state  his or her  income  or assets  and  therefore,  no verification  of such  mortgagor's  income or assets is  undertaken  by the originator. The underwriting for such mortgage loans may be based primarily or entirely on the estimated  value of the  mortgaged  property and the LTV ratio at origination as well as on the payment history and credit score.

     **Where Available

The  analyses,   calculations,  and  valuations  herein  are  based  on  certain assumptions  and data  provided by third  parties which may vary from the actual
characteristics   of  the  pool.   Credit  Suisse  First  Boston  LLC  makes  no
representation  that such  analyses or  calculations  are  accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the  information  contained in or filed in connection  with the  prospectus /
prospectus supplement.

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